UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number   811-4075
                                   ------------


                     RIVERSOURCE INTERNATIONAL SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


         50606 Ameriprise Financial Center, Minneapolis, Minnesota    55474
--------------------------------------------------------------------------------
         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     10/31
                         --------------
Date of reporting period:     4/30
                         --------------

Semiannual Report

[RIVERSOURCE(SM) INVESTMENTS LOGO]

RIVERSOURCE(SM)

EUROPEAN EQUITY FUND
--------------------------------------------------------------------------------
SEMIANNUAL REPORT FOR THE
PERIOD ENDED APRIL 30, 2006

> RIVERSOURCE EUROPEAN EQUITY FUND
SEEKS TO PROVIDE SHAREHOLDERS WITH
CAPITAL APPRECIATION.
--------------------------------------------------------------------------------

TABLE OF CONTENTS

Fund Snapshot                              2

Performance Summary                        3

Questions & Answers
     with Portfolio Management             5

Investments in Securities                  9

Financial Statements                      13

Notes to Financial Statements             16

Fund Expenses Example                     29

Approval of Investment Management
     Services Agreement                   31

Proxy Voting                              31

Results of Meeting of Shareholders        32

[2006 DALBAR LOGO]

RiverSource Funds' shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.


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1 - RIVERSOURCE EUROPEAN EQUITY FUND - 2006 SEMIANNUAL REPORT

FUND SNAPSHOT AT APRIL 30, 2006

PORTFOLIO MANAGERS

PORTFOLIO MANAGERS     SINCE       YEARS IN INDUSTRY
Dominic Baker*         10/03              13
Rob Jones*             10/03              13

* The Fund is managed by a team led by Dominic Baker and Rob Jones.

FUND OBJECTIVE

For investors seeking capital appreciation.

Inception dates by class
A: 6/26/00        B: 6/26/00        C: 6/26/00       I: 7/15/04       Y: 6/26/00

Ticker symbols by class
A: AXEAX          B: AEEBX          C: --            I: --            Y: --

Total net assets             $117.1 million

Number of holdings                       95


STYLE MATRIX

[STYLE/SIZE BOX]

Shading within the style matrix indicates areas in which the Fund generally invests.


COUNTRY COMPOSITION

[PIE CHART]

Percentage of portfolio assets

United Kingdom 26.1%
France 20.2%
Switzerland 13.1%
Germany 11.7%
Italy 7.8%
Netherlands 3.9%
Spain 3.9%
Sweden 3.4%
Finland 2.2%
Denmark 1.5%
Greece 1.4%
Norway 1.2%
South Africa 1.1%
Other* 2.5%

* Includes Austria, Belgium, Bermuda and Ireland.

TOP TEN HOLDINGS

Percentage of portfolio assets

BP (United Kingdom)                     4.1%
UBS (Switzerland)                       3.4
BG Group (United Kingdom)               3.2
Total (France)                          2.9
Standard Chartered (United Kingdom)     2.6
Banco Bilbao Vizcaya Argentaria (Spain) 2.5
Roche Holding (Switzerland)             2.4
Sanofi-Aventis (France)                 2.3
Eni (Italy)                             2.3
AXA (France)                            2.1

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Investment products involve risks including possible loss of principal and fluctuation in value.

International investing involves increased risk and volatility, not typically associated with domestic investing, due to potential political and economic instability, limited liquidity, volatile prices, lack of accounting, auditing, and financial reporting standards, changes in currency exchange rates, and differences in how trades are cleared and settled. Risks are particularly significant in emerging markets due to the dramatic pace of economic, social, and political changes.

Fund holdings are as of the date given, are subject to change at any time and are not recommendations to buy or sell any security.
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2 - RIVERSOURCE EUROPEAN EQUITY FUND - 2006 SEMIANNUAL REPORT

PERFORMANCE SUMMARY

PERFORMANCE COMPARISON
For the six-month period ended April 30, 2006

[BAR CHART]
RiverSource European Equity Fund
Class A (excluding sales charge) +25.05%

Morgan Stanley Capital International (MSCI)
Europe Index(1) (unmanaged) +22.79%

Lipper European Funds Index(2) +27.61%


The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting www.riversource.com/funds.

(1) The Morgan Stanley Capital International (MSCI) Europe Index, compiled by MSCI in Geneva, is an unmanaged market-capitalization-weighted index of equity securities from various European countries. Income is included. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper European Funds Index includes the 30 largest European funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment. See "Fund Management and Compensation" for more information.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.


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3 - RIVERSOURCE EUROPEAN EQUITY FUND - 2006 SEMIANNUAL REPORT

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

                          CLASS A            CLASS B             CLASS C         CLASS I      CLASS Y
(INCEPTION DATES)        (6/26/00)          (6/26/00)           (6/26/00)       (7/15/04)    (6/26/00)
                                                   AFTER               AFTER
                      NAV(1)    POP(2)    NAV(1)   CDSC(3)    NAV(1)   CDSC(4)     NAV(5)       NAV(5)
AT APRIL 30, 2006
6 months*            +25.05%   +17.85%   +24.62%   +19.62%   +24.76%   +23.76%     +25.50%     +25.28%
1 year               +34.01%   +26.29%   +33.27%   +28.27%   +33.16%   +32.16%     +34.81%     +34.58%
3 years              +23.57%   +21.15%   +22.63%   +21.73%   +22.71%   +22.71%        N/A      +23.89%
5 years               +5.12%    +3.89%    +4.31%    +3.97%    +4.34%    +4.34%        N/A       +5.35%
Since inception       +1.58%    +0.56%    +0.83%    +0.67%    +0.81%    +0.81%     +26.84%      +1.77%

AT MARCH 31, 2006
6 months*            +14.47%    +7.88%   +13.90%    +8.90%   +13.80%   +12.80%     +14.65%     +14.71%
1 year               +23.63%   +16.52%   +22.53%   +17.53%   +22.42%   +21.42%     +24.11%     +24.17%
3 years              +25.66%   +23.20%   +24.72%   +23.86%   +24.66%   +24.66%        N/A      +25.99%
5 years               +5.79%    +4.55%    +4.98%    +4.64%    +4.95%    +4.95%        N/A       +6.02%
Since inception       +0.59%    -0.44%    -0.17%    -0.35%    -0.19%    -0.19%     +23.88%      +0.78%

(1)  Excluding sales charge.
(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.
(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.
(4)  1% CDSC applies to redemptions made within the first year of purchase.
(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.
*    Not annualized.


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4 - RIVERSOURCE EUROPEAN EQUITY FUND - 2006 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

               WITH PORTFOLIO MANAGEMENT

Below, RiverSource European Equity Fund portfolio managers Dominic Baker and Rob Jones of Threadneedle International Limited (Threadneedle) discuss the Fund's results and positioning for the six months ended April 30, 2006. Threadneedle, an indirect wholly-owned subsidiary of Ameriprise Financial, Inc., acts as the subadviser to the Fund.

Q: How did RiverSource European Equity Fund perform for the six months ended April 30, 2006?

A: RiverSource European Equity Fund's Class A shares gained 25.05% (excluding sales charge) for the six months ended April 30, 2006. The Fund outperformed the Fund's benchmark, the Morgan Stanley Capital International (MSCI) Europe Index (MSCI Europe Index), which advanced 22.79%. The Fund underperformed the Lipper European Funds Index, representing the Fund's peer group, which rose 27.61% for the same time frame.

Q:  What factors most significantly affected performance?

A: The strength of European markets, a weak U.S. dollar, strategic sector allocation and strong stock selection were key factors contributing to the Fund's performance over the reporting period.

    REGIONAL MARKETS: During the period under review, markets in Europe have demonstrated consistent and well founded strength.

    DOLLAR WEAKNESS: A key factor helping performance for U.S. based investors has been the weakness of the U.S. dollar versus the euro and other European currencies. Currency rates can contribute significantly to the performance of the Fund as it is entirely invested in European markets. When the dollar is weaker than the euro, the Fund benefits because of the translational effect. To briefly put this in context, the weakness of the dollar over this six-month reporting period benefited the Fund and approximately 5% of the RiverSource European Equity Fund's performance can be attributed to currency gain.

    SECTORS: The sectors in which we invest and the individual securities also impact performance. Telecommunications stood out as the worst performing sector over the period, and as the Fund was significantly underweight relative to the MSCI Europe Index, this benefited the Fund's performance. In fact, at the end of the period, the Fund held only one stock in the telecommunication sector. Food and beverages and also pharmaceuticals

--------------------------------------------------------------------------------
5 - RIVERSOURCE EUROPEAN EQUITY FUND - 2006 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

    ENERGY CONTINUES TO BE AN IMPORTANT THEME AND
    ACCOUNTS FOR NEARLY 18% OF THE FUND'S ALLOCATIONS.

    performed poorly over the period, but did not adversely affect the Fund. Our top three sector allocations at the end of the period were financials at more than 29%, energy at nearly 18% and industrials at 11%. Industrials stood out as the best performing sector over the period, and energy and financials fared well, too. Our sizeable weighting in these areas contributed to overall performance.

    STOCKS: The selection and performance of individual stocks is typically the strongest driver of overall performance of the Fund. Key positive contributors over the period include German company Wincor Nixdorf, manufacturer of ATM machines and other computer equipment, which has shown growth of more than 25% over the period. Stocks detracting from performance include Carnival, the Anglo-U.S. cruise company, which performed poorly after a disappointing trade statement in March and Danish shipping stock AP Moeller Maersk, which also lowered guidance and impacted the stock's price. Both stocks were sold immediately after the disappointing statements.

Q:  What changes did you make to the Fund during the six-month period?

A: During the course of six months we have sold down telecoms aggressively to such an extent that we actually now only own one telecom stock. The reason behind our strategy is that the operating metrics of many telecommunications companies in Europe have continued to deteriorate in 2006 following severe pricing pressure in the latter half of 2005. Vodafone Group, the U.K. telecommunications giant, is the largest stock in the sector, and we sold the majority of our stake in early November, prior to a profit warning that saw the stock's price fall by more than 10% in one day. By being aggressively underweight in both this stock and this sector versus the MSCI Europe Index, the Fund benefited for much of the period.

    The industrial sector has outperformed over the past year. We added to our already overweight position in the sector at the start of 2006 by buying Swiss engineering group ABB. After ABB rose 20%, we switched it into ASSAABLOY, the Swedish lock company, which has a

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6 - RIVERSOURCE EUROPEAN EQUITY FUND - 2006 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

    WE THINK LARGE CAP STOCKS ARE MORE ATTRACTIVE AND
    A BETTER CHOICE FOR THE FUND, SO WE CONTINUE TO
    FOCUS ON LARGER COMPANIES.

    new CEO and is undergoing an impressive restructuring strategy. We were particularly impressed by the CEO's personal commitment, demonstrated by his $10 million purchase of stock in March.

    Energy continues to be an important theme and accounts for nearly 18% of the Fund's allocations. Over the period, we increased our weighting in oil stocks, including U.K.'s oil giant BP. The strength of the oil price has clearly been a feature of markets for the past 12 months, and we believe it will remain higher for longer than some industry analysts expect (a view we have held for some time). Similarly, the current valuation of many of the major oil companies in Europe -- notably BP, Italian holding Eni and French company Total -- is unusual given the high oil price and the subsequent strength of their cash flows.

    Financials is the MSCI Europe Index's largest sector and also the largest holding in the Fund. Within this sector, we increased our weight in Italian banks, adding Banco Popolare di Milano Societa Cooperativa, for example, to our existing holdings. UniCredito Italiano and Banca Popolare di Verona e Novara, which have benefited from increasing merger and acquisition speculation, are other banks that have done well this period.

    In other sectors, we sold our stake in German technology giant Siemens and switched the proceeds into an existing holding, French pharmaceutical company Sanofi-Aventis. Although the pharmaceutical sector -- part of the larger health care sector -- has lagged over the six-month period, Sanofi-Aventis has delivered strong results. The company's prospects look even brighter due to a favorable patent decision in the U.S. regarding one of Sanofi's key products and some positive regulatory developments in Europe.

--------------------------------------------------------------------------------
7 - RIVERSOURCE EUROPEAN EQUITY FUND - 2006 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

Q: How is the Fund currently positioned and how do you intend to manage the Fund in the months ahead?

A: Over the past year, we have been opportunistically positioning the portfolio to favor growth stocks and large cap stocks. Growth stocks, however, have continued to underperform value stocks, despite the fact that they are trading at a historical discount to their value peers. We believe that investors' preference will shift to growth soon, particularly as slowing market earnings growth next year makes the growth stock sector look more attractive. In addition, we feel that small company stocks are looking increasingly expensive after three years of outperformance. We think large cap stocks are more attractive and a better choice for the Fund, so we continue to focus on larger companies.

    We believe the outlook for European equities remains positive. The economic background and corporate earnings are supportive, while we also believe that reasonably priced stocks are still available.

    We anticipate further growth in the Far Eastern markets, especially China, and this will continue to keep commodities well supported -- a benefit to many European-based companies. On the downside, oil prices are likely to remain high and higher inflation is a potential risk. To that end, we think the European Central Bank will increase interest rates by 0.75% (75 basis points) by the end of 2006 to 3.25%. However, we do not see this affecting European growth for the remainder of the year, as it is in line with consensus expectations and can be absorbed by the wider economy.

--------------------------------------------------------------------------------
8 - RIVERSOURCE EUROPEAN EQUITY FUND - 2006 SEMIANNUAL REPORT

INVESTMENTS IN SECURITIES

RiverSource European Equity Fund
APRIL 30, 2006 (UNAUDITED)
(Percentages represent value of investments compared to net assets)

COMMON STOCKS (99.2%)(c)

ISSUER                                SHARES                    VALUE(a)

AUSTRIA (0.5%)

COMMERCIAL BANKS
Erste Bank der Oesterreichischen
  Sparkassen                           9,735                   $590,655
--------------------------------------------------------------------------------

BELGIUM (0.5%)

BEVERAGES
InBev                                 12,244                    617,474
--------------------------------------------------------------------------------

BERMUDA (0.9%)

ENERGY EQUIPMENT & SERVICES
SeaDrill                              58,600(b)                 995,740
--------------------------------------------------------------------------------

DENMARK (1.5%)

INSURANCE
Topdanmark                             8,514(b)               1,115,849
TrygVesta                             10,090                    621,102
                                                              ---------
Total                                                         1,736,951
--------------------------------------------------------------------------------

FINLAND (2.1%)

COMMUNICATIONS EQUIPMENT (0.5%)
Nokia                                 26,933                    613,218
--------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.9%)
Fortum                                43,200                  1,090,939
--------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (0.7%)
Neste Oil                             22,705                    792,185
--------------------------------------------------------------------------------

FRANCE (20.0%)

AUTOMOBILES (0.8%)
Renault                                7,617                    883,944
--------------------------------------------------------------------------------

CHEMICALS (0.5%)
Air Liquide                            2,661                    575,654
--------------------------------------------------------------------------------

COMMERCIAL BANKS (2.3%)
BNP Paribas                           19,813                  1,871,910
BNP Paribas-New                        2,105(b)                 192,107
Societe Generale                       3,824                    584,137
                                                              ---------
Total                                                         2,648,154
--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                SHARES                    VALUE(a)
FRANCE (CONT.)

COMMUNICATIONS EQUIPMENT (0.5%)
Alcatel                               44,419(b)                $640,424
--------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (1.1%)
VINCI                                 13,438                  1,334,867
--------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (0.5%)
Imerys                                 6,658                    571,931
--------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (1.2%)
ALSTOM                                 7,620(b)                 690,132
Schneider Electric                     6,011                    680,509
                                                              ---------
Total                                                         1,370,641
--------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (0.5%)
Technip                                8,652                    546,227
--------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.3%)
Essilor Intl                          15,441                  1,548,443
--------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (1.0%)
Accor                                 18,199                  1,145,286
--------------------------------------------------------------------------------

INSURANCE (2.5%)
Assurances Generales de France         4,770                    602,891
AXA                                   67,048                  2,460,268
                                                              ---------
Total                                                         3,063,159
--------------------------------------------------------------------------------

MACHINERY (1.0%)
Vallourec                                863                  1,121,246
--------------------------------------------------------------------------------

OFFICE ELECTRONICS (0.7%)
Neopost                                7,158                    809,459
--------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (2.8%)
Total                                 12,124                  3,352,273
--------------------------------------------------------------------------------

PHARMACEUTICALS (2.3%)
Sanofi-Aventis                        28,347                  2,672,829
--------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (1.0%)
LVMH Moet Hennessy Louis Vuitton      10,678                  1,124,007
--------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
9 - RIVERSOURCE EUROPEAN EQUITY FUND - 2006 SEMIANNUAL REPORT




COMMON STOCKS (CONTINUED)

ISSUER                                SHARES                    VALUE(a)
GERMANY (11.6%)

AIR FREIGHT & LOGISTICS (0.7%)
Deutsche Postbank                     11,018                   $842,225
--------------------------------------------------------------------------------

AUTO COMPONENTS (0.8%)
Continental                            8,267                    984,090
--------------------------------------------------------------------------------

CHEMICALS (0.6%)
K+S                                    8,196                    740,232
--------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (1.4%)
Wincor Nixdorf                        11,534                  1,658,584
--------------------------------------------------------------------------------

ELECTRIC UTILITIES (1.3%)
E.ON                                  12,338                  1,502,311
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (0.8%)
Fresenius Medical Care & Co            8,166                    979,689
--------------------------------------------------------------------------------

INSURANCE (0.9%)
Allianz                                6,220                  1,041,152
--------------------------------------------------------------------------------

MACHINERY (1.2%)
MAN                                    9,044                    685,512
WashTec                               33,976(b)                 675,003
                                                              ---------
Total                                                         1,360,515
--------------------------------------------------------------------------------

SOFTWARE (1.7%)
SAP                                    8,977                  1,961,245
--------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (1.7%)
Hypo Real Estate Holding              28,724                  2,008,002
--------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (0.5%)
Fraport                                7,260                    549,191
--------------------------------------------------------------------------------

GREECE (1.4%)

COMMERCIAL BANKS (0.6%)
EFG Eurobank Ergasias                 17,497                    696,993
--------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (0.8%)
Motor Oil Hellas
   Corinth Refineries                 30,392                    885,572
--------------------------------------------------------------------------------

IRELAND (0.6%)

CONSTRUCTION MATERIALS
CRH                                   19,822                    728,851
--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                SHARES                    VALUE(a)
ITALY (7.7%)

COMMERCIAL BANKS (3.4%)
Banca Popolare di Milano              49,242                   $622,381
Banca Popolare di Verona e Novara     34,201                    962,479
Sanpaolo IMI                          63,081                  1,184,803
UniCredito Italiano                  169,320                  1,275,074
                                                              ---------
Total                                                         4,044,737
--------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (0.9%)
Saipem                                42,757                  1,068,966
--------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.5%)
Parmalat                             187,347(b)                 629,201
--------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (2.3%)
Eni                                   86,701                  2,646,624
--------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.6%)
Luxottica Group                       21,878                    650,735
--------------------------------------------------------------------------------

NETHERLANDS (3.8%)

DIVERSIFIED FINANCIAL SERVICES (1.1%)
ING Groep                             31,262                  1,272,137
--------------------------------------------------------------------------------

FOOD PRODUCTS (0.9%)
Royal Numico                          23,308(b)               1,056,073
--------------------------------------------------------------------------------

MEDIA (0.9%)
Reed Elsevier                         72,565                  1,075,518
--------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (0.9%)

Royal Dutch Shell Series B            30,729                  1,098,833
--------------------------------------------------------------------------------

NORWAY (1.2%)

ENERGY EQUIPMENT & SERVICES (0.7%)
TGS NOPEC Geophysical                 13,550(b)                 912,161
--------------------------------------------------------------------------------

FOOD PRODUCTS (0.5%)
Pan Fish                             523,400(b)                 532,770
--------------------------------------------------------------------------------

SOUTH AFRICA (1.1%)

METALS & MINING
Anglo American                        30,229                  1,287,112
--------------------------------------------------------------------------------

SPAIN (3.9%)

COMMERCIAL BANKS (2.5%)
Banco Bilbao
   Vizcaya Argentaria                129,928                  2,869,734
--------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
10 - RIVERSOURCE EUROPEAN EQUITY FUND - 2006 SEMIANNUAL REPORT




COMMON STOCKS (CONTINUED)

ISSUER                                SHARES                    VALUE(a)
SPAIN (CONT.)

MEDIA (0.5%)
Gestevision Telecinco                 23,395                   $597,587
--------------------------------------------------------------------------------

SPECIALTY RETAIL (0.9%)
Inditex                               26,820                  1,091,042
--------------------------------------------------------------------------------

SWEDEN (3.4%)

BUILDING PRODUCTS (1.9%)
ASSA ABLOY Cl B                      117,000                  2,270,097
--------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (0.6%)
Telefonaktiebolaget
   LM Ericsson Cl B                  205,080                    731,591
--------------------------------------------------------------------------------

TOBACCO (0.9%)
Swedish Match                         66,800                  1,005,038
--------------------------------------------------------------------------------

SWITZERLAND (13.0%)

CAPITAL MARKETS (6.0%)
Credit Suisse Group                   15,947(b)               1,001,670
Julius Baer Holding                   21,908                  2,100,356
UBS                                   32,959                  3,906,606
                                                              ---------
Total                                                         7,008,632
--------------------------------------------------------------------------------

FOOD PRODUCTS (1.4%)
Nestle                                 5,541                  1,689,957
--------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.0%)
Nobel Biocare Holding                  4,513                  1,115,332
--------------------------------------------------------------------------------

METALS & MINING (0.7%)
Xstrata                               22,636                    818,931
--------------------------------------------------------------------------------

PHARMACEUTICALS (3.9%)
Novartis                              30,272                  1,736,698
Roche Holding                         18,271                  2,809,449
                                                              ---------
Total                                                         4,546,147
--------------------------------------------------------------------------------

UNITED KINGDOM (26.0%)

AEROSPACE & DEFENSE (0.7%)
Rolls-Royce Group                     91,918(b)                 798,673
Rolls-Royce Group Series B         4,945,188                      9,288
                                                              ---------
Total                                                           807,961
--------------------------------------------------------------------------------

COMMERCIAL BANKS (5.3%)
Barclays                              47,671                    595,457
HSBC Holdings                        103,135                  1,781,932
Royal Bank of Scotland Group          22,379                    730,873
Standard Chartered                   114,717                  3,045,755
                                                              ---------
Total                                                         6,154,017
--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                SHARES                    VALUE(a)
UNITED KINGDOM (CONT.)

CONSTRUCTION MATERIALS (1.3%)
Hanson                               115,211                 $1,538,889
--------------------------------------------------------------------------------

ELECTRIC UTILITIES (1.3%)
British Energy Group                  62,509(b)                 754,582
Scottish Power                        72,606                    742,085
                                                              ---------
Total                                                         1,496,667
--------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.9%)
Tesco                                184,061                  1,072,354
--------------------------------------------------------------------------------

INSURANCE (1.6%)
Friends Provident                    164,094                    588,726
Legal & General Group                495,842                  1,252,272
                                                              ---------
Total                                                         1,840,998
--------------------------------------------------------------------------------

METALS & MINING (2.6%)
BHP Billiton                          51,195                  1,053,967
Corus Group                          454,427                    700,207
Lonmin                                26,555                  1,321,949
                                                              ---------
Total                                                         3,076,123
--------------------------------------------------------------------------------

MULTILINE RETAIL (0.9%)
Marks & Spencer Group                 97,326                  1,039,110
--------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (7.2%)
BG Group                             277,233                  3,725,788
BP                                   385,001                  4,749,364
                                                              ---------
Total                                                         8,475,152
--------------------------------------------------------------------------------

PHARMACEUTICALS (1.5%)
GlaxoSmithKline                       60,109                  1,705,512
--------------------------------------------------------------------------------

SPECIALTY RETAIL (0.3%)
Carphone Warehouse Group              53,767                    329,183
--------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (0.5%)
Wolseley                              23,325                    583,980
--------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (1.1%)
BAA                                   85,552                  1,322,134
--------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.8%)
Vodafone Group                       391,309                    924,050
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $85,266,598)                                        $116,169,443
--------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $85,266,598)(d)                                     $116,169,443
================================================================================

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11 - RIVERSOURCE EUROPEAN EQUITY FUND - 2006 SEMIANNUAL REPORT

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)    Non-income producing.

(c)    Foreign security values are stated in U.S. dollars.

(d) At April 30, 2006, the cost of securities for federal income tax purposes was approximately $85,267,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

       Unrealized appreciation                                      $31,000,000
       Unrealized depreciation                                          (98,000)
       -------------------------------------------------------------------------
       Net unrealized appreciation                                  $30,902,000
       -------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.



HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.


--------------------------------------------------------------------------------
12 - RIVERSOURCE EUROPEAN EQUITY FUND - 2006 SEMIANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

RiverSource European Equity Fund


APRIL 30, 2006 (UNAUDITED)

ASSETS


Investments in securities, at value (Note 1)
   (identified cost $85,266,598)                                              $116,169,443
Cash in bank on demand deposit                                                      67,028
Foreign currency holdings (identified cost $150,928) (Note 1)                      152,577
Capital shares receivable                                                           11,580
Dividends and accrued interest receivable                                          361,006
Receivable for investment securities sold                                        3,047,531
Unrealized appreciation on foreign currency contracts held, at value (Note 5)          313
------------------------------------------------------------------------------------------
Total assets                                                                   119,809,478
------------------------------------------------------------------------------------------

LIABILITIES

Capital shares payable                                                              26,283
Payable for investment securities purchased                                      2,638,111
Accrued investment management services fee                                           2,567
Accrued distribution fee                                                             1,509
Accrued transfer agency fee                                                            222
Accrued administrative services fee                                                    257
Other accrued expenses                                                              47,034
------------------------------------------------------------------------------------------
Total liabilities                                                                2,715,983
------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                            $117,093,495
==========================================================================================
REPRESENTED BY

Capital stock -- $.01 par value (Note 1)                                      $    227,583
Additional paid-in capital                                                     163,152,019
Excess of distributions over net investment income                                (356,712)
Accumulated net realized gain (loss) (Note 7)                                  (76,844,688)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies (Note 5)  30,915,293
------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock      $117,093,495
==========================================================================================



Net assets applicable to outstanding shares:    Class A                       $ 82,665,621
                                                Class B                       $ 32,916,337
                                                Class C                       $  1,490,251
                                                Class I                       $     14,772
                                                Class Y                       $      6,514

Net asset value per share of outstanding capital stock:

                                                Class A shares  16,013,864    $       5.16
                                                Class B shares   6,448,057    $       5.10
                                                Class C shares     292,287    $       5.10
                                                Class I shares       2,865    $       5.16
                                                Class Y shares       1,260    $       5.17
------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
13 - RIVERSOURCE EUROPEAN EQUITY FUND - 2006 SEMIANNUAL REPORT

STATEMENT OF OPERATIONS

RiverSource European Equity Fund

SIX MONTHS ENDED APRIL 30, 2006 (UNAUDITED)

INVESTMENT INCOME


Income:
Dividends                                                                      $ 1,287,966
Interest                                                                            14,951
Fee income from securities lending                                                  20,437
   Less foreign taxes withheld                                                    (129,257)
------------------------------------------------------------------------------------------
Total income                                                                     1,194,097
------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                 381,972
Distribution fee
   Class A                                                                          97,023
   Class B                                                                         154,296
   Class C                                                                           6,968
Transfer agency fee                                                                143,089
Incremental transfer agency fee
   Class A                                                                           9,850
   Class B                                                                           7,126
   Class C                                                                             304
Service fee -- Class Y                                                                   5
Administrative services fees and expenses                                           44,103
Compensation of board members                                                        4,692
Custodian fees                                                                      27,240
Printing and postage                                                                26,905
Registration fees                                                                    9,215
Audit fees                                                                          10,500
Other                                                                                1,004
------------------------------------------------------------------------------------------
Total expenses                                                                     924,292
   Earnings credits on cash balances (Note 2)                                       (6,614)
------------------------------------------------------------------------------------------
Total net expenses                                                                 917,678
------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                    276,419
------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET

Net realized gain (loss) on:
   Security transactions (Note 3)                                               11,901,549
   Foreign currency transactions                                                    60,557
------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                         11,962,106
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies           12,823,886
------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                           24,785,992
------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                $25,062,411
==========================================================================================

See accompanying notes to financial statements.



--------------------------------------------------------------------------------
14 - RIVERSOURCE EUROPEAN EQUITY FUND - 2006 SEMIANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

RiverSource European Equity Fund

                                                                      APRIL 30, 2006     OCT. 31, 2005
                                                                     SIX MONTHS ENDED      YEAR ENDED
                                                                       (UNAUDITED)


OPERATIONS AND DISTRIBUTIONS

Investment income (loss) -- net                                       $     276,419      $   1,123,569
Net realized gain (loss) on investments                                  11,962,106         15,375,872
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies    12,823,886           (428,444)
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations          25,062,411         16,070,997
------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                                            (1,183,925)          (785,368)
      Class B                                                              (203,405)           (30,911)
      Class C                                                               (11,012)            (1,346)
      Class I                                                                  (266)              (156)
      Class Y                                                                  (282)              (176)
------------------------------------------------------------------------------------------------------
Total distributions                                                      (1,398,890)          (817,957)
------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)

Proceeds from sales
   Class A shares (Note 2)                                                3,543,062         10,043,976
   Class B shares                                                         1,112,344          3,322,185
   Class C shares                                                           103,589            155,611
Reinvestment of distributions at net asset value
   Class A shares                                                         1,163,396            774,769
   Class B shares                                                           200,300             30,598
   Class C shares                                                            10,643              1,320
   Class Y shares                                                               236                152
Payments for redemptions
   Class A shares                                                       (17,067,608)       (30,372,396)
   Class B shares (Note 2)                                               (5,785,202)       (13,527,099)
   Class C shares (Note 2)                                                 (311,854)          (429,874)
   Class Y shares                                                           (11,157)            (2,875)
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions       (17,042,251)       (30,003,633)
------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                   6,621,270        (14,750,593)
------------------------------------------------------------------------------------------------------
Net assets at beginning of period                                       110,472,225        125,222,818
------------------------------------------------------------------------------------------------------
Net assets at end of period                                           $ 117,093,495      $ 110,472,225
======================================================================================================
Undistributed (excess of distributions over) net investment income    $    (356,712)     $     765,759
------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
15 - RIVERSOURCE EUROPEAN EQUITY FUND - 2006 SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

RiverSource European Equity Fund

(Unaudited as to April 30, 2006)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource International Series, Inc. (formerly AXP International Series, Inc.) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource International Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in equity securities of European companies that offer growth potential.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At April 30, 2006, Ameriprise Financial, Inc. (Ameriprise Financial) owned 100% of Class I shares, which represents 0.01% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
16 - RIVERSOURCE EUROPEAN EQUITY FUND - 2006 SEMIANNUAL REPORT

VALUATION OF SECURITIES
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

--------------------------------------------------------------------------------
17 - RIVERSOURCE EUROPEAN EQUITY FUND - 2006 SEMIANNUAL REPORT

FUTURES TRANSACTIONS
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At April 30, 2006, foreign currency holdings consisted of multiple denominations.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

--------------------------------------------------------------------------------
18 - RIVERSOURCE EUROPEAN EQUITY FUND - 2006 SEMIANNUAL REPORT

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

DIVIDENDS TO SHAREHOLDERS
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.80% to 0.57% annually as the Fund's assets increase. Prior to March 1, 2006, the management fee percentage of the Fund's average daily net assets declined from 0.80% to 0.675% annually as the Fund's assets increased. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper European Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $57,604 for the six months ended April 30, 2006.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

--------------------------------------------------------------------------------
19 - RIVERSOURCE EUROPEAN EQUITY FUND - 2006 SEMIANNUAL REPORT

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

The Investment Manager has a Subadvisory Agreement with Threadneedle International Limited, an indirect wholly-owned subsidiary of Ameriprise Financial, to subadvise the assets of the Fund.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o   Class A $19.50
o   Class B $20.50
o   Class C $20.00
o   Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $35,918 for Class A, $14,933 for Class B and $106 for Class C for the six months ended April 30, 2006.

During the six months ended April 30, 2006, the Fund's custodian and transfer agency fees were reduced by $6,614 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.


--------------------------------------------------------------------------------
20 - RIVERSOURCE EUROPEAN EQUITY FUND - 2006 SEMIANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $44,395,221 and $60,880,855, respectively, for the six months ended April 30, 2006. Realized gains and losses are determined on an identified cost basis.

Income from securities lending amounted to $20,437 for the six months ended April 30, 2006. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                SIX MONTHS ENDED APRIL 30, 2006
                                        CLASS A       CLASS B     CLASS C    CLASS I     CLASS Y
-------------------------------------------------------------------------------------------------
Sold                                    765,384       242,310      22,536       --           --
Issued for reinvested distributions     268,682        46,690       2,487       --           55
Redeemed                             (3,736,132)   (1,270,897)    (68,489)      --       (2,463)
-------------------------------------------------------------------------------------------------
Net increase (decrease)              (2,702,066)     (981,897)    (43,466)      --       (2,408)
-------------------------------------------------------------------------------------------------


                                                    YEAR ENDED OCT. 31, 2005
                                        CLASS A       CLASS B     CLASS C    CLASS I     CLASS Y
-------------------------------------------------------------------------------------------------
Sold                                  2,474,848       839,663      39,370       --           --
Issued for reinvested distributions     196,144         7,806         337       --           38
Redeemed                             (7,514,745)   (3,372,352)   (107,457)      --         (728)
-------------------------------------------------------------------------------------------------
Net increase (decrease)              (4,843,753)   (2,524,883)    (67,750)      --         (690)
-------------------------------------------------------------------------------------------------


5. FORWARD FOREIGN CURRENCY CONTRACTS

At April 30, 2006, the Fund has a forward foreign currency exchange contract that obligates it to deliver currency at a specified future date. The unrealized appreciation and/or depreciation on this contract is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contract are as follows:

                    CURRENCY TO              CURRENCY TO     UNREALIZED      UNREALIZED
EXCHANGE DATE      BE DELIVERED              BE RECEIVED    APPRECIATION    DEPRECIATION
----------------------------------------------------------------------------------------

May 3, 2006              69,064                   55,000       $313           $--
                    U.S. Dollar   European Monetary Unit
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
21 - RIVERSOURCE EUROPEAN EQUITY FUND - 2006 SEMIANNUAL REPORT-

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. The Fund had no borrowings outstanding during the six months ended April 30, 2006.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $88,587,807 at Oct. 31, 2005, that if not offset by capital gains will expire as follows:

                     2009                   2010                   2011
                  $67,052,074            $16,514,518            $5,021,215

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

8. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

--------------------------------------------------------------------------------
22 - RIVERSOURCE EUROPEAN EQUITY FUND - 2006 SEMIANNUAL REPORT

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal or arbitration proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal or arbitration proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds.


--------------------------------------------------------------------------------
23 - RIVERSOURCE EUROPEAN EQUITY FUND - 2006 SEMIANNUAL REPORT

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Oct. 31,                            2006(f)       2005     2004     2003     2002

Net asset value, beginning of period                     $4.19       $3.71    $3.25    $2.83    $3.30
-----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:

Net investment income (loss)                               .02         .05      .02      .04      .03
Net gains (losses) (both realized and unrealized)         1.02         .46      .48      .40     (.50)
-----------------------------------------------------------------------------------------------------
Total from investment operations                          1.04         .51      .50      .44     (.47)
-----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:

Dividends from net investment income                      (.07)       (.03)    (.04)    (.02)      --
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                           $5.16       $4.19    $3.71    $3.25    $2.83
-----------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                    $83         $78      $87      $88     $100
-----------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)          1.46%(c)    1.48%    1.49%    1.54%    1.54%
-----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
  to average daily net assets                              .73%(c)    1.13%     .50%    1.07%     .68%
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate
  (excluding short-term securities)                         40%         56%      73%     186%     110%
-----------------------------------------------------------------------------------------------------
Total return(d)                                          25.05%(e)   13.92%   15.29%   15.89%  (14.18%)
-----------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) Adjusted to an annual basis.
(d) Total return does not reflect payment of a sales charge.
(e) Not annualized.
(f) Six months ended April 30, 2006 (Unaudited).


--------------------------------------------------------------------------------
24 - RIVERSOURCE EUROPEAN EQUITY FUND - 2006 SEMIANNUAL REPORT


CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Oct. 31,                            2006(f)       2005     2004     2003     2002

Net asset value, beginning of period                     $4.12       $3.65    $3.20    $2.78    $3.27
-----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:

Net investment income (loss)                              (.01)        .02     (.01)     .01       --
Net gains (losses) (both realized and unrealized)         1.02         .45      .47      .41     (.49)
-----------------------------------------------------------------------------------------------------
Total from investment operations                          1.01         .47      .46      .42     (.49)
-----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:

Dividends from net investment income                      (.03)         --     (.01)      --       --
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                           $5.10       $4.12    $3.65    $3.20    $2.78
-----------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                    $33         $31      $36      $39      $45
-----------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)          2.23%(c)    2.25%    2.26%    2.32%    2.31%
-----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
  to average daily net assets                             (.04%)(c)    .39%    (.25%)    .31%    (.08%)
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)   40%         56%      73%     186%     110%
-----------------------------------------------------------------------------------------------------
Total return(d)                                          24.62%(e)   12.97%   14.39%   15.11%  (14.98%)
-----------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) Adjusted to an annual basis.
(d) Total return does not reflect payment of a sales charge.
(e) Not annualized.
(f) Six months ended April 30, 2006 (Unaudited).


--------------------------------------------------------------------------------
25 - RIVERSOURCE EUROPEAN EQUITY FUND - 2006 SEMIANNUAL REPORT


CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Oct. 31,                            2006(f)       2005    2004      2003     2002

Net asset value, beginning of period                     $4.12       $3.65    $3.20    $2.78    $3.27
-----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                              (.01)        .02     (.01)     .01       --

Net gains (losses) (both realized and unrealized)         1.02         .45      .47      .41     (.49)
-----------------------------------------------------------------------------------------------------
Total from investment operations                          1.01         .47      .46      .42     (.49)
-----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:

Dividends from net investment income                      (.03)         --       (.01)    --       --
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                           $5.10       $4.12    $3.65    $3.20    $2.78
-----------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                     $1          $1       $1       $2       $2
-----------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)          2.22%(c)    2.25%    2.26%    2.32%    2.32%
-----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
  to average daily net assets                             (.05%)(c)    .36%    (.26%)    .31%    (.10%)
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)   40%         56%      73%     186%     110%
-----------------------------------------------------------------------------------------------------
Total return(d)                                          24.76%(e)   12.97%   14.30%   15.17%  (14.98%)
-----------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) Adjusted to an annual basis.
(d) Total return does not reflect payment of a sales charge.
(e) Not annualized.
(f) Six months ended April 30, 2006 (Unaudited).


--------------------------------------------------------------------------------
26 - RIVERSOURCE EUROPEAN EQUITY FUND - 2006 SEMIANNUAL REPORT


CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Oct. 31,                            2006(g)       2005    2004(b)

Net asset value, beginning of period                     $4.20       $3.72    $3.49
---------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               .04         .07       --
Net gains (losses) (both realized and unrealized)         1.01         .46      .23
---------------------------------------------------------------------------------------
Total from investment operations                          1.05         .53      .23
---------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:

Dividends from net investment income                      (.09)       (.05)      --
---------------------------------------------------------------------------------------
Net asset value, end of period                           $5.16       $4.20    $3.72
---------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                  $  --       $  --    $  --
---------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)           .92%(d)     .93%     .96%(d)
---------------------------------------------------------------------------------------
Ratio of net investment income (loss)
  to average daily net assets                             1.30%(d)    1.67%     .07%(d)
---------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)   40%         56%      73%
---------------------------------------------------------------------------------------
Total return(e)                                          25.50%(f)   14.46%    6.59%(f)
---------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Inception date is July 15, 2004.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) Adjusted to an annual basis.
(e) Total return does not reflect payment of a sales charge.
(f) Not annualized.
(g) Six months ended April 30, 2006 (Unaudited).


--------------------------------------------------------------------------------
27 - RIVERSOURCE EUROPEAN EQUITY FUND - 2006 SEMIANNUAL REPORT


CLASS Y

PER SHARE INCOME AND CAPITAL CHANGES(a)


Fiscal period ended Oct. 31,                            2006(f)       2005     2004     2003     2002
Net asset value, beginning of period                     $4.20       $3.71    $3.26    $2.84    $3.31
-----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:

Net investment income (loss)                               .02         .06      .03      .04      .03
Net gains (losses) (both realized and unrealized)         1.03         .47      .46      .41     (.50)
-----------------------------------------------------------------------------------------------------
Total from investment operations                          1.05         .53      .49      .45     (.47)
-----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:

Dividends from net investment income                      (.08)       (.04)    (.04)    (.03)      --
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                           $5.17       $4.20    $3.71    $3.26    $2.84
-----------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                  $  --       $  --    $  --    $  --    $  --
-----------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)          1.27%(c)    1.29%    1.29%    1.36%    1.35%
-----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
  to average daily net assets                              .61%(c)    1.36%     .33%    1.21%     .76%
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)   40%         56%      73%     186%     110%
-----------------------------------------------------------------------------------------------------
Total return(d)                                          25.28%(e)   14.37%   15.20%   16.12%  (14.10%)
-----------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) Adjusted to an annual basis.
(d) Total return does not reflect payment of a sales charge.
(e) Not annualized.
(f) Six months ended April 30, 2006 (Unaudited).


--------------------------------------------------------------------------------
28 - RIVERSOURCE EUROPEAN EQUITY FUND - 2006 SEMIANNUAL REPORT

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended April 30, 2006.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
29 - RIVERSOURCE EUROPEAN EQUITY FUND - 2006 SEMIANNUAL REPORT


                                              BEGINNING           ENDING         EXPENSES
                                            ACCOUNT VALUE      ACCOUNT VALUE    PAID DURING     ANNUALIZED
                                             NOV. 1, 2005     APRIL 30, 2006   THE PERIOD(a)   EXPENSE RATIO

Class A
   Actual(b)                                    $1,000          $1,250.50         $8.06          1.46%
   Hypothetical (5% return before expenses)     $1,000          $1,017.36         $7.22          1.46%

Class B
   Actual(b)                                    $1,000          $1,246.20        $12.28          2.23%
   Hypothetical (5% return before expenses)     $1,000          $1,013.58        $11.01          2.23%

Class C
   Actual(b)                                    $1,000          $1,247.60        $12.23          2.22%
   Hypothetical (5% return before expenses)     $1,000          $1,013.63        $10.96          2.22%

Class I
   Actual(b)                                    $1,000          $1,255.00         $5.09           .92%
   Hypothetical (5% return before expenses)     $1,000          $1,020.01         $4.56           .92%

Class Y
   Actual(b)                                    $1,000          $1,252.80         $7.02          1.27%
   Hypothetical (5% return before expenses)     $1,000          $1,018.29         $6.29          1.27%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended April 30, 2006: +25.05% for Class A, +24.62% for Class B, +24.76% for Class C, +25.50% for Class I and +25.28% for Class Y.

--------------------------------------------------------------------------------
30 - RIVERSOURCE EUROPEAN EQUITY FUND - 2006 SEMIANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

During the period covered by this report, RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), served as the investment manager to RiverSource funds under an Investment Management Services Agreement ("IMS Agreement").

The Board of Directors/Trustees (the "Board") annually determines whether to continue the IMS Agreement and subadvisory agreements, as applicable, by evaluating the quality and level of services received and the costs associated with those services. The Board did not make the specific determination this year as each fund's IMS Agreement was approved by the vote of a majority of the outstanding voting securities of the funds at a shareholder meeting held on Feb. 15, 2006. Also at this meeting, the subadvisory agreement between Threadneedle International Limited and the investment manger, on behalf of the Fund, was approved by the vote of a majority of the outstanding voting securities for the Fund.

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting www.riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by visiting www.riversource.com/funds; or searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------
31 - RIVERSOURCE EUROPEAN EQUITY FUND - 2006 SEMIANNUAL REPORT

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE EUROPEAN EQUITY FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

ELECTION OF BOARD MEMBERS

                                         AFFIRMATIVE               WITHHOLD
-----------------------------------------------------------------------------

    Kathleen Blatz                      76,600,846.40            1,966,712.25
-----------------------------------------------------------------------------
    Arne H. Carlson                     76,272,300.68            2,295,257.97
-----------------------------------------------------------------------------
    Patricia M. Flynn                   76,624,321.66            1,943,236.99
-----------------------------------------------------------------------------
    Anne P. Jones                       76,589,336.94            1,978,221.71
-----------------------------------------------------------------------------
    Jeffrey Laikind                     76,534,606.23            2,032,952.42
-----------------------------------------------------------------------------
    Stephen R. Lewis, Jr.               76,666,167.61            1,901,391.04
-----------------------------------------------------------------------------
    Catherine James Paglia              76,656,862.88            1,910,695.77
-----------------------------------------------------------------------------
    Vikki L. Pryor                      76,428,276.28            2,139,282.37
-----------------------------------------------------------------------------
    Alan K. Simpson                     76,289,035.42            2,278,523.23
-----------------------------------------------------------------------------
    Alison Taunton-Rigby                76,590,185.47            1,977,373.18
-----------------------------------------------------------------------------
    William F. Truscott                 76,585,466.64            1,982,092.01
-----------------------------------------------------------------------------

AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM
ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

         AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
-----------------------------------------------------------------------------

        75,241,317.95      1,957,922.06       1,368,318.64           0.00
-----------------------------------------------------------------------------

APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE
INVESTMENTS, LLC

         AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
-----------------------------------------------------------------------------
        75,597,015.26      1,680,207.39       1,290,336.00           0.00
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------
32 - RIVERSOURCE EUROPEAN EQUITY FUND - 2006 SEMIANNUAL REPORT



APPROVE A SUBADVISORY AGREEMENT BETWEEN RIVERSOURCE INVESTMENTS AND THREADNEEDLE
INTERNATIONAL LIMITED

         AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
-----------------------------------------------------------------------------
        75,553,388.07      1,797,363.04       1,216,807.54           0.00
-----------------------------------------------------------------------------
APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

LENDING

         AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
-----------------------------------------------------------------------------
        74,940,851.98      2,008,949.64       1,617,757.03           0.00
-----------------------------------------------------------------------------
BORROWING

         AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
-----------------------------------------------------------------------------
        75,238,811.35      1,879,422.69       1,449,324.61           0.00
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------
33 - RIVERSOURCE EUROPEAN EQUITY FUND - 2006 SEMIANNUAL REPORT

RIVERSOURCE(SM) EUROPEAN EQUITY FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

riversource.com/funds

[RIVERSOURCE(SM) INVESTMENTS LOGO]

This report must be accompanied or preceded by the Fund's current prospectus. RiverSource Funds are managed by RiverSource Investments, LLC and distributed by Ameriprise Financial Services, Inc., Member NASD.
Both companies are part of Ameriprise Financial, Inc.

                                                                 S-6016 G (6/06)

Semiannual Report

                                              [RiverSource Investments Logo]

RIVERSOURCE(SM)
INTERNATIONAL OPPORTUNITY FUND


----------------------------------------------------------------------------

SEMIANNUAL REPORT FOR THE
PERIOD ENDED APRIL 30, 2006


> RIVERSOURCE INTERNATIONAL
  OPPORTUNITY FUND SEEKS TO PROVIDE
  SHAREHOLDERS WITH LONG-TERM
  CAPITAL GROWTH.

----------------------------------------------------------------------------

TABLE OF CONTENTS

Fund Snapshot                                                    2

Performance Summary                                              3

Questions & Answers with Portfolio Management                    5

Investments in Securities                                       10

Financial Statements                                            16

Notes to Financial Statements                                   19

Fund Expenses Example                                           32

Approval of Investment Management Services Agreement            34

Proxy Voting                                                    34

Results of Meeting of Shareholders                              35


                               [Dalbar Logo]

RiverSource Funds' shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
1   -   RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND   -   2006 SEMIANNUAL REPORT

FUND SNAPSHOT

           AT APRIL 30, 2006

PORTFOLIO MANAGERS                            <

PORTFOLIO MANAGERS    SINCE   YEARS IN INDUSTRY
Alex Lyle             10/03          25
Dominic Rossi         10/03          19


FUND OBJECTIVE                                <

For investors seeking long-term capital growth.

Inception dates by class
A: 11/15/84   B: 3/20/95   C: 6/26/00   I: 3/4/04    Y: 3/20/95

Ticker symbols by class
A: INIFX      B: IWWGX     C: --        I: ATNIX     Y: IDIYX

Total net assets                                $627.1 million

Number of holdings                                         160


 STYLE MATRIX                                 <

[STYLE/SIZE box]

Shading within the style matrix indicates areas in which the Fund generally invests.


TOP TEN HOLDINGS                              <

Percentage of portfolio assets

 UBS (Switzerland)                           2.5%

 AXA (France)                                1.9

 Roche Holding (Switzerland)                 1.9

 BP (United Kingdom)                         1.8

 BG Group (United Kingdom)                   1.8

 Standard Chartered (United Kingdom)         1.8

 Total (France)                              1.6

 Mitsubishi UFJ Financial Group (Japan)      1.6

 Eni (Italy)                                 1.6

 Allianz (Germany)                           1.5

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Investment products involve risks including possible loss of principal and fluctuation in value.

International investing involves increased risk and volatility, not typically associated with domestic investing, due to potential political and economic instability, limited liquidity, volatile prices, lack of accounting, auditing, and financial reporting standards, changes in currency exchange rates, and differences in how trades are cleared and settled. Risks are particularly significant in emerging markets due to the dramatic pace of economic, social, and political changes.

Fund holdings are as of the date given, are subject to change at any time and are not recommendations to buy or sell any security.

--------------------------------------------------------------------------------
2   -   RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND   -   2006 SEMIANNUAL REPORT

PERFORMANCE SUMMARY

                           PERFORMANCE COMPARISON
               For the six-month period ended April 30, 2006

                                  [graph]

RiverSource International Opportunity Fund
   Class A (excluding sales charge)                               +24.13%
Morgan Stanley Capital International (MSCI)
  EAFE(R) Index(1) (unmanaged)                                    +23.10%
Lipper International Large-Cap Core Funds Index(2)                +23.63%

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting www.riversource.com/funds.

(1) The Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper International Large-Cap Core Funds Index includes the 10 largest international large-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
3   -   RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND   -   2006 SEMIANNUAL REPORT

PERFORMANCE SUMMARY

 AVERAGE ANNUAL TOTAL RETURNS                                                                           <

                          CLASS A                CLASS B               CLASS C        CLASS I     CLASS Y
(INCEPTION DATES)        (11/15/84)             (3/20/95)             (6/26/00)      (3/4/04)    (3/20/95)
                                                       AFTER                 AFTER
                      NAV(1)     POP(2)     NAV(1)    CDSC(3)     NAV(1)    CDSC(4)    NAV(5)      NAV(5)

AT APRIL 30, 2006
 6 months*           +24.13%    +17.00%    +23.72%    +18.72%    +23.57%    +22.57%    +24.39%    +24.29%
 1 year              +36.81%    +28.94%    +35.76%    +30.76%    +35.67%    +34.67%    +37.53%    +36.91%
 3 years             +25.57%    +23.12%    +24.58%    +23.72%    +24.53%    +24.53%       N/A     +25.84%
 5 years              +5.00%     +3.77%     +4.19%     +3.84%     +4.18%     +4.18%       N/A      +5.22%
 10 years             +3.56%     +2.95%     +2.76%     +2.76%       N/A        N/A        N/A      +3.73%
 Since inception      +9.03%     +8.73%     +4.60%     +4.60%     -1.84%     -1.84%    +19.70%     +5.59%

AT MARCH 31, 2006
 6 months*           +15.79%     +9.12%    +15.31%    +10.31%    +15.40%    +14.40%    +16.13%    +15.91%
 1 year              +27.78%    +20.43%    +26.73%    +21.73%    +26.91%    +25.91%    +28.57%    +27.86%
 3 years             +27.18%    +24.70%    +26.15%    +25.31%    +26.14%    +26.14%       N/A     +27.43%
 5 years              +5.98%     +4.73%     +5.13%     +4.80%     +5.14%     +5.14%       N/A      +6.15%
 10 years             +3.54%     +2.93%     +2.74%     +2.74%       N/A        N/A        N/A      +3.71%
 Since inception      +8.86%     +8.56%     +4.25%     +4.25%     -2.55%     -2.55%    +18.14%     +5.23%

(1) Excluding sales charge.

(2) Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows:
    first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4) 1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

* Not annualized.

--------------------------------------------------------------------------------
4   -   RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND   -   2006 SEMIANNUAL REPORT

QUESTIONS & ANSWERS
              WITH PORTFOLIO MANAGEMENT

Below, RiverSource International Opportunity Fund portfolio managers Alex Lyle and Dominic Rossi of Threadneedle International Limited (Threadneedle) discuss the Fund's results and positioning for the six months ended April 30, 2006. Threadneedle, an indirect wholly-owned subsidiary of Ameriprise Financial, Inc., acts as the subadviser to the Fund.

Q: How did the RiverSource International Opportunity Fund perform for the six months ended April 30, 2006?

A: RiverSource International Opportunity Fund gained 24.13% for the six months ended April 30, 2006. The Fund outperformed its benchmark index, the Morgan Stanley Capital International (MSCI) EAFE Index (MSCI Index), which returned 23.10% for the period. The Fund also outperformed the Lipper International Large-Cap Core Funds Index, representing the Fund's peer group, which gained 23.63% for the same time frame.

Q:  What factors most significantly affected the Fund's performance?

A: Strong stock selection, favorable asset allocation and sector allocation were the underpinning for the Fund's performance over the six-month fiscal period. Stock selection added material value over the course of the reporting period.

COUNTRY COMPOSITION                            <

Percentage of portfolio assets at April 30, 2006

                  [Pie chart]

Japan 24.3%
United Kingdom 15.7%
France 11.5%
Switzerland 8.1%
Germany 7.4%
Italy 5.1%
Cash & Short-Term
 Securities* 3.1%
South Africa 2.6%
South Korea 2.6%
Hong Kong 2.4%
Australia 2.1%
Netherlands 2.1%
Spain 2.1%
Mexico 1.4%
Canada 1.2%
Finland 1.2%
Taiwan 1.0%
Other** 6.1%

* Of the 3.1%, 3.0% is due to security lending activity and 0.1% is the Fund's cash equivalent position.

** Includes Austria, Belgium, Brazil, China, Denmark, Greece, Hungary, Ireland, Singapore, Sweden and Turkey.

 ASSET ALLOCATION & SECTOR COMPOSITION***      <

Percentage of portfolio assets at April 30, 2006

                [Pie chart]

STOCKS
Financials 31.7%
Industrials 11.3%
Energy 11.1%
Consumer Discretionary 10.6%
Materials 10.1%
Health Care 7.5%
Information Technology 7.3%
Consumer Staples 4.5%
Utilities 2.8%

CASH EQUIVALENTS
Short-Term Securities 3.1%

*** Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

--------------------------------------------------------------------------------
5   -   RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND   -   2006 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

    Europe is the Fund's largest regional allocation, with 58.7% of the Fund's assets invested there at the end of the period. Several of the individual stock wins came from a wide range of sectors in the European market. Among them were Rolls-Royce Group, a U.K. company in the aerospace and defense sector, Standard Chartered, a U.K. listed bank that generates a significant proportion of its earnings in emerging markets in Asia, U.K. mobile telecom operator O2, which received an agreed takeover bid and German cash machine manufacturer Wincor Nixdorf.

    Some noteworthy companies within the emerging markets included retailer Wal-Mart de Mexico, the Mexican counterpart of the U.S. retailing giant Wal-Mart. Other notable performers were Kookmin Bank and Shinhan Financial Group. Both of these South Korean commercial banks benefited from the strength of the consumer in Korea, a theme that we believe will continue in the months to come. Also in Korea, Samsung Electronics, a long-time holding in the Fund, helped performance. PetroChina, the Chinese energy company that benefited from firm energy prices and strong GDP data out of China, also is worthy of mention.

    Among the stocks that detracted from performance were U.K. companies Carnival, a cruise ship line, and Tesco, a retailer. Carnival was hurt because of high oil prices and Tesco suffered as investors rotated out of higher quality defensive companies. Also, Swiss dental implant company Nobel Biocare Holding had mixed performance over the period. News late in the period regarding one of the company's products, caused the stock price to drop. We believe that the market's reaction was overdone and have maintained our position.

    The price of oil was a key theme for the portfolio. During the second part of the reporting period, the Fund maintained a larger position in energy stocks than did the MSCI Index. In that time frame, the Fund's positions in oil companies have served well. They include Chinese holding PetroChina and U.K. oil company BG Group.

    However, the Fund's overweight in energy relative to the MSCI Index was not especially helpful in the earlier part of the reporting period. Investors in energy stocks took profits, which in turn, caused share prices to move lower. Italian holding Eni was among the detractors late last year, as was Neste Oil, which suffered negative news in December 2005 as it announced that upgrade costs at one

--------------------------------------------------------------------------------
6   -   RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND   -   2006 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

    of its key refineries would have a greater than expected impact on short-term profits. Although Neste Oil had disappointing results over the short term, we think that the refinery upgrade, now completed, leaves the company well-placed to benefit from the growth in refining of lower quality crudes, which will be positive for long-term earnings. Overall, we remain committed to our energy bets, as we believe that we are in a long-term bull market in the underlying commodities. Strong commodity prices were also evident in mining stocks, such as Cia Vale do Rio Doce (Brazil), Anglo American (U.K.) and BHP Billiton (Australia), all of which helped boost performance over the period.

    Nearly 32% of the Fund's assets are invested in Asia. Within this allocation, Japan -- the largest country position within the Fund with more than 24% of the Fund's assets as of April 30, 2006 -- had a strong impact on performance over the period. Japan has been another key theme for the Fund throughout this reporting period. For several years, Japan's government and businesses have strived to put the country's economy and markets on a solid, sustainable path of recovery, and for years their success has been limited. Throughout 2005, we were encouraged by some strides made by Japanese companies to improve profitability. Then, in September 2005, a general election in Japan brought a landslide victory for the prime minister, which gave him a mandate to continue badly needed reforms in government and business, including financial companies. This further validated our positive opinion on the Japanese market as well as our large position there.

Q:  What changes did you make to the Fund during the period?

A: We have been opportunistically shifting the portfolio toward growth-oriented stocks for some time. As previously reported, we anticipated that growth stocks would benefit as the global recovery moved into its next phase. This transition took longer than we had first expected. However, during the six-month fiscal period, growth-oriented companies have pulled ahead and shown some solid performance results.

    The Japanese recovery is still in play, and we have felt that Japan's economy and markets will continue to grow stronger. We increased our position in Japan in the second half of the period. We remain positive on the Japanese market and are happy to maintain this bullish stance. Financials, and especially brokers, were particularly strong midway through the

--------------------------------------------------------------------------------
7   -   RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND   -   2006 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

>    WE ANTICIPATE THAT GROWTH-ORIENTED COMPANIES WILL
     CONTINUE TO BENEFIT INVESTORS.

    period. We trimmed our positions in major Japanese banks and channeled the proceeds into brokers such as Nomura Holdings, which proved profitable. Elsewhere, we reduced some of the more defensive positions, such as utilities, and moved into retailers and housing stocks instead. Japan's domestic economy is still in a recovery cycle, and with government reforms in place, we have seen broad economic indicators improve over the past year. As improvements continue in Japan, we expect consumer confidence to pick up, with positive implications for retailers and house builders.

    Outside of Japan, we increased our holdings in financials, consumer discretionary, materials and industrials sectors. We reduced our holdings in energy, information technology, and health care. Although we reduced our overall weighting in health care, we added to our position in French pharmaceuticals firm Sanofi-Aventis, on positive news regarding the U.S. patent on a key Sanofi-Aventis product.

    On the individual stock level we added to our position in Xstrata, a Swiss mineral resources company, in anticipation that global demand for commodities will continue to be strong. We purchased Marks & Spencer Group, a U.K. retailer, early in the period as we gained confidence in the recovery strategy being implemented by their new management team. Subsequent news on sales and margins confirmed our decision. We sold positions including Bangkok Bank, which we saw as increasingly volatile due to rising interest rates and political uncertainty in Thailand. We also reduced our holding in German engineering firm Siemens after cautious comments from management. After benefiting from some strong performance, we also reduced our position in French company Vallourec, the world's second-largest manufacturer of seamless steel tubes used in oil and gas drilling and took some profits to reinvest elsewhere.

--------------------------------------------------------------------------------
8   -   RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND   -   2006 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

>    WITH COMMODITIES, SUCH AS OIL AND IRON ORE IN STRONG
     DEMAND, WE INTEND TO CONTINUE THE FUND'S LARGE
     POSITIONS IN THE ENERGY AND MINING SECTORS.

Q: How is the Fund currently positioned and how do you intend to manage the Fund in the coming months?

A: Overall, we plan to maintain the Fund's focus on growth. We anticipate that growth-oriented companies will continue to benefit investors.

    Supply and demand will continue to influence markets. With commodities, such as oil and iron ore in strong demand, we intend to continue the Fund's large positions in the energy and mining sectors. We still think there are supply shortages and continuing strong demand from the U.S. and Chinese economies, which will continue to support high prices globally.

    Demand is also closely linked to various regions' economic recovery cycles. In the western markets, we have largely avoided consumer-related sectors because consumption growth is pedestrian, or commonplace. However, this position is contrasted in Japan and other Asian markets, where consumption is part of the recovery trend. We have therefore initiated greater-than-MSCI Index positions in consumer-facing sectors in these markets.

    Looking ahead, we feel that international equity markets are attractively valued and we remain constructive on the prospects facing the markets. Many companies have high levels of cash, which will likely continue to drive shareholder-friendly activities such as stock buybacks, as well as mergers and acquisitions. Within the first half of the Fund's fiscal year, we saw that happen with O2, one of our UK holdings. O2 saw its share price rise by 22% following an agreed takeover bid from Telefonica of Spain. Indeed, the positive effect was compounded by not holding Telefonica, whose shares fell on the news.

--------------------------------------------------------------------------------
9   -   RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND   -   2006 SEMIANNUAL REPORT

INVESTMENTS IN SECURITIES

RiverSource International Opportunity Fund
APRIL 30, 2006 (UNAUDITED)
(Percentages represent value of investments compared to net assets)

 COMMON STOCKS (98.3%)(c)

ISSUER                                               SHARES          VALUE(a)

AUSTRALIA (2.2%)
CAPITAL MARKETS (0.5%)

Macquarie Bank                                       59,534        $3,229,278
------------------------------------------------------------------------------

METALS & MINING (1.7%)
BHP Billiton                                        222,436         4,951,250
Newcrest Mining                                     103,904         1,799,738
Rio Tinto                                            61,234         3,658,756
                                                                 -------------
Total                                                              10,409,744
------------------------------------------------------------------------------

AUSTRIA (0.6%)
COMMERCIAL BANKS
Erste Bank der
  Oesterreichischen Sparkassen                       49,981         3,032,514
Erste Bank der
  Oesterreichischen Sparkassen                       13,328(b)        799,408
                                                                 -------------
Total                                                               3,831,922
------------------------------------------------------------------------------

BELGIUM (0.4%)
BEVERAGES
InBev                                                45,076         2,273,217
------------------------------------------------------------------------------

BRAZIL (0.4%)
COMMERCIAL BANKS
UNIBANCO - Uniao de Bancos
  Brasileiros ADR                                    33,824         2,683,934
------------------------------------------------------------------------------

CANADA (1.2%)
DIVERSIFIED FINANCIAL SERVICES (0.4%)
TSX Group                                            56,000         2,434,347
------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (0.4%)
Petro-Canada                                         50,000         2,459,750
------------------------------------------------------------------------------

ROAD & RAIL (0.4%)
Canadian Pacific Railway                             52,000         2,764,186
------------------------------------------------------------------------------

CHINA (0.7%)
OIL, GAS & CONSUMABLE FUELS
PetroChina Series H                               4,072,000         4,490,655
------------------------------------------------------------------------------


COMMON STOCKS (CONTINUED)

ISSUER                                               SHARES          VALUE(a)

DENMARK (0.3%)
INSURANCE
TrygVesta                                            35,160        $2,164,314
------------------------------------------------------------------------------

FINLAND (1.2%)
ELECTRIC UTILITIES (0.6%)
Fortum                                              154,400         3,899,098
------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (0.6%)
Neste Oil                                           103,138         3,598,518
------------------------------------------------------------------------------

FRANCE (11.7%)
AUTOMOBILES (0.4%)
Renault                                              23,676         2,747,571
------------------------------------------------------------------------------

CHEMICALS (0.3%)
Air Liquide                                           8,902         1,925,770
------------------------------------------------------------------------------

COMMERCIAL BANKS (1.0%)
BNP Paribas                                          37,326         3,526,518
BNP Paribas-New                                       4,186(b)        382,024
Societe Generale                                     17,233         2,632,436
                                                                 -------------
Total                                                               6,540,978
------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.5%)
VINCI                                                34,579         3,434,913
------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (0.4%)
Imerys                                               29,009         2,491,912
------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (1.4%)
ALSTOM                                               46,906(b)      4,248,207
Schneider Electric                                   38,539         4,363,024
                                                                 -------------
Total                                                               8,611,231
------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (0.3%)
Technip                                              25,929         1,636,977
------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.8%)
Essilor Intl                                         50,715         5,085,766
------------------------------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10   -   RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND   -   2006 SEMIANNUAL REPORT




COMMON STOCKS (CONTINUED)

ISSUER                                             SHARES            VALUE(a)

FRANCE (CONT.)
INSURANCE (2.8%)
Assurances Generales
  de France                                          36,655        $4,632,909
AXA                                                 337,424(b)     12,381,477
                                                                 -------------
Total                                                              17,014,386
------------------------------------------------------------------------------

MACHINERY (0.3%)
Vallourec                                             1,377         1,789,056
------------------------------------------------------------------------------

OFFICE ELECTRONICS (0.5%)
Neopost                                              29,313         3,314,846
------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (1.6%)
Total                                                35,991         9,951,470
------------------------------------------------------------------------------

PHARMACEUTICALS (1.4%)
Sanofi-Aventis                                       92,320         8,704,820
------------------------------------------------------------------------------

GERMANY (7.4%)
AIR FREIGHT & LOGISTICS (0.6%)
Deutsche Postbank                                    45,727         3,495,410
------------------------------------------------------------------------------

AUTO COMPONENTS (0.6%)
Continental                                          29,292         3,486,870
------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (0.6%)
Wincor Nixdorf                                       26,586         3,823,056
------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.6%)
E.ON                                                 32,429(e)      3,948,650
------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (0.6%)
Fresenius Medical Care & Co                          30,743         3,688,292
------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.3%)
Siemens                                              19,105         1,807,428
------------------------------------------------------------------------------

INSURANCE (1.4%)
Allianz                                              55,300(e)      9,256,544
------------------------------------------------------------------------------

MACHINERY (0.7%)
MAN                                                  55,296         4,191,300
------------------------------------------------------------------------------

SOFTWARE (0.7%)
SAP                                                  19,998         4,369,052
------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (1.0%)
Hypo Real Estate Holding                             93,034         6,503,708
------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (0.3%)
Fraport                                              26,005         1,967,178
------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                               SHARES          VALUE(a)

GREECE (0.7%)
COMMERCIAL BANKS
EFG Eurobank Ergasias                               113,912        $4,537,686
------------------------------------------------------------------------------

HONG KONG (2.4%)
DISTRIBUTORS (0.4%)
Li & Fung                                         1,116,000         2,648,609
------------------------------------------------------------------------------

REAL ESTATE (1.4%)
Cheung Kong Holdings                                190,000         2,140,683
China Overseas Land & Investment                  2,928,000         1,869,442
New World Development                             1,642,200         2,944,264
Sun Hung Kai Properties                             175,000         1,999,897
                                                                 -------------
Total                                                               8,954,286
------------------------------------------------------------------------------

SPECIALTY RETAIL (0.6%)
Esprit Holdings                                     441,500         3,524,984
------------------------------------------------------------------------------

HUNGARY (0.4%)
PHARMACEUTICALS
Gedeon Richter ADR                                   11,688(d,g)    2,514,853
------------------------------------------------------------------------------

IRELAND (0.6%)
CONSTRUCTION MATERIALS
CRH                                                 101,405         3,728,642
------------------------------------------------------------------------------

ITALY (5.2%)
COMMERCIAL BANKS (2.0%)
Banco Popolare di Milano Societa Cooperativa        226,770         2,866,198
Sanpaolo IMI                                        158,761         2,981,888
UniCredito Italiano                                 879,741         6,624,940
                                                                 -------------
Total                                                              12,473,026
------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.1%)
Saipem                                              273,276         6,832,159
------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.5%)
Parmalat                                            924,712(b)      3,105,624
------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (1.6%)
Eni                                                  325,150        9,925,489
------------------------------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11   -   RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND   -   2006 SEMIANNUAL REPORT




COMMON STOCKS (CONTINUED)

ISSUER                                             SHARES            VALUE(a)

JAPAN (24.8%)
AUTO COMPONENTS (0.3%)
Toyota Inds                                          44,600        $1,990,057
------------------------------------------------------------------------------

AUTOMOBILES (2.4%)
Honda Motor                                          80,700         5,734,414
Toyota Motor                                        153,200         8,961,897
                                                                 -------------
Total                                                              14,696,311
------------------------------------------------------------------------------

BUILDING PRODUCTS (0.9%)
Asahi Glass                                         263,000         3,714,572
Daikin Inds                                          58,100         2,025,973
                                                                 -------------
Total                                                               5,740,545
------------------------------------------------------------------------------

CAPITAL MARKETS (1.4%)
Mitsubishi UFJ Securities                            91,000         1,433,939
Mizuho Investors Securities                         453,000         1,444,348
Nomura Holdings                                     149,600         3,383,575
Tokai Tokyo Securities                              327,000         2,283,399
                                                                 -------------
Total                                                               8,545,261
------------------------------------------------------------------------------

CHEMICALS (1.7%)
Showa Denko                                         738,000         3,267,036
Sumitomo Chemical                                   443,000         3,883,303
UBE Inds                                          1,017,000         3,394,466
                                                                 -------------
Total                                                              10,544,805
------------------------------------------------------------------------------

COMMERCIAL BANKS (3.5%)
Bank of Yokohama                                    253,000         1,984,444
Mitsubishi UFJ Financial Group                          632         9,936,582
Mizuho Financial Group                                  627         5,347,536
Shinsei Bank                                        113,000           791,050
Sumitomo Mitsui Financial Group                         322         3,535,354
                                                                 -------------
Total                                                              21,594,966
------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.5%)
Toppan Printing                                     235,000         3,139,526
------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.3%)
Okumura                                             366,000         2,031,726
------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.8%)
Japan Cash Machine                                   90,200         1,711,304
Matsushita Electric Works                           293,000         3,556,663
                                                                 -------------
Total                                                               5,267,967
------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.9%)
Arisawa Mfg                                         134,400         3,323,109
TDK                                                  24,100         2,017,330
                                                                 -------------
Total                                                               5,340,439
------------------------------------------------------------------------------

 COMMON STOCKS (CONTINUED)

ISSUER                                               SHARES          VALUE(a)

JAPAN (CONT.)
FOOD & STAPLES RETAILING (0.3%)
Seven-I Holdings                                     53,700        $2,080,079
------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (0.3%)
Nichii Gakkan                                        72,600         1,747,246
------------------------------------------------------------------------------

HOUSEHOLD DURABLES (1.5%)
Daito Trust Construction                             58,800         3,057,497
Sekisui Chemical                                    355,000         3,068,248
Sharp                                               195,000         3,423,847
                                                                 -------------
Total                                                               9,549,592
------------------------------------------------------------------------------

INSURANCE (0.7%)
T&D Holdings                                         57,450         4,405,257
------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.4%)
Rakuten                                               2,946         2,380,607
------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (0.4%)
eAccess                                               4,021         2,776,026
------------------------------------------------------------------------------

MACHINERY (1.0%)
AMADA                                               290,000         3,173,825
SMC                                                   9,900         1,504,348
Takuma                                              152,000         1,288,362
                                                                 -------------
Total                                                               5,966,535
------------------------------------------------------------------------------

METALS & MINING (1.3%)
Mitsui Mining & Smelting                            515,000         3,582,609
Nippon Steel                                      1,157,000         4,268,247
                                                                 -------------
Total                                                               7,850,856
------------------------------------------------------------------------------

MULTILINE RETAIL (0.5%)
Marui                                                61,700         1,192,271
Mitsukoshi                                          339,000         1,971,172
                                                                 -------------
Total                                                               3,163,443
------------------------------------------------------------------------------

OFFICE ELECTRONICS (1.5%)
Canon                                                74,800         5,722,512
Ricoh                                               182,000         3,612,824
                                                                 -------------
Total                                                               9,335,336
------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (1.1%)
Nippon Mining Holdings                              355,000         3,283,399
Nippon Oil                                          448,000         3,545,437
                                                                 -------------
Total                                                               6,828,836
------------------------------------------------------------------------------

PHARMACEUTICALS (0.6%)
Takeda Pharmaceutical                                66,500         4,065,349
------------------------------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12   -   RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND   -   2006 SEMIANNUAL REPORT




COMMON STOCKS (CONTINUED)

ISSUER                                               SHARES          VALUE(a)

JAPAN (CONT.)
REAL ESTATE (0.9%)
Mitsui Fudosan                                       99,000        $2,217,391
TOC                                                 537,450         3,210,066
                                                                 -------------
Total                                                               5,427,457
------------------------------------------------------------------------------

SOFTWARE (0.5%)
Nintendo                                             19,500         2,911,726
------------------------------------------------------------------------------

SPECIALTY RETAIL (0.4%)
Komeri                                               82,700         2,789,354
------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.3%)
ONWARD Kashiyama                                    119,000         2,008,942
------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (0.4%)
Mitsubishi Logistics                                182,000         2,775,160
------------------------------------------------------------------------------

MEXICO (1.4%)
FOOD & STAPLES RETAILING (0.8%)
Wal-Mart de Mexico Series V                       1,921,612         5,479,651
------------------------------------------------------------------------------

MEDIA (0.6%)
Grupo Televisa ADR                                  169,964         3,603,237
------------------------------------------------------------------------------

NETHERLANDS (2.2%)
DIVERSIFIED FINANCIAL SERVICES (1.0%)
ING Groep                                           153,132         6,231,364
------------------------------------------------------------------------------

FOOD PRODUCTS (0.5%)
Royal Numico                                         68,570(b)      3,106,871
------------------------------------------------------------------------------

MEDIA (0.3%)
Reed Elsevier                                       129,978(e)      1,926,462
------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (0.4%)
Royal Dutch Shell Series A                           65,579         2,248,366
------------------------------------------------------------------------------

SINGAPORE (0.8%)
INDUSTRIAL CONGLOMERATES (0.5%)
Keppel                                              308,000         2,981,400
------------------------------------------------------------------------------

REAL ESTATE (0.3%)
City Developments                                   282,000         1,801,974
------------------------------------------------------------------------------

SOUTH AFRICA (2.6%)
COMMERCIAL BANKS (0.5%)
ABSA Group                                          169,254         3,352,040
------------------------------------------------------------------------------


COMMON STOCKS (CONTINUED)

ISSUER                                               SHARES          VALUE(a)

SOUTH AFRICA (CONT.)
METALS & MINING (2.1%)
Anglo American                                      180,943        $7,704,322
Impala Platinum Holdings                             27,464         5,223,819
                                                                 -------------
Total                                                              12,928,141
------------------------------------------------------------------------------

SOUTH KOREA (2.6%)
COMMERCIAL BANKS (1.3%)
Kookmin Bank                                         37,880         3,394,697
Shinhan Financial Group                              91,660         4,568,905
                                                                 -------------
Total                                                               7,963,602
------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.3%)
Samsung Electronics                                  12,550         8,571,641
------------------------------------------------------------------------------

SPAIN (2.1%)
COMMERCIAL BANKS (1.4%)
Banco Bilbao Vizcaya
  Argentaria                                        402,794         8,896,556
------------------------------------------------------------------------------

SPECIALTY RETAIL (0.7%)
Inditex                                             103,497         4,210,273
------------------------------------------------------------------------------

SWEDEN (0.7%)
BUILDING PRODUCTS
ASSA ABLOY Cl B                                     231,800(e)      4,497,508
------------------------------------------------------------------------------

SWITZERLAND (8.3%)
CAPITAL MARKETS (3.4%)
Julius Baer Holding                                  64,405         6,174,613
UBS                                                 131,866        15,629,980
                                                                 -------------
Total                                                              21,804,593
------------------------------------------------------------------------------

CHEMICALS (0.6%)
Syngenta                                             25,412(b)      3,544,812
------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.5%)
Nobel Biocare Holding                                12,601         3,114,180
------------------------------------------------------------------------------

METALS & MINING (0.8%)
Xstrata                                             136,140         4,925,305
------------------------------------------------------------------------------

PHARMACEUTICALS (3.0%)
Novartis                                            109,387         6,275,508
Roche Holding                                        79,933        12,290,940
                                                                 -------------
Total                                                              18,566,448
------------------------------------------------------------------------------

TAIWAN (1.0%)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
Taiwan Semiconductor Mfg                          2,969,084         6,338,389
------------------------------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13   -   RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND   -   2006 SEMIANNUAL REPORT




COMMON STOCKS (CONTINUED)

ISSUER                                               SHARES          VALUE(a)

TURKEY (0.5%)
COMMERCIAL BANKS
Akbank ADR                                          185,033(d)     $3,081,540
------------------------------------------------------------------------------

UNITED KINGDOM (16.0%)
AEROSPACE & DEFENSE (1.0%)
Rolls-Royce Group                                   713,993(b)      6,203,869
Rolls-Royce Group Series B                       38,412,823            72,147
                                                                 -------------
Total                                                               6,276,016
------------------------------------------------------------------------------

COMMERCIAL BANKS (3.1%)
Alliance & Leicester                                147,208         3,014,511
Barclays                                            408,646         5,104,386
Standard Chartered                                  419,785        11,145,357
                                                                 -------------
Total                                                              19,264,254
------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (0.6%)
Hanson                                              281,020         3,753,622
------------------------------------------------------------------------------

ELECTRIC UTILITIES (1.6%)
British Energy Group                                228,083(b)      2,753,320
Drax Group                                          289,381(b)      4,168,721
Scottish Power                                      287,315         2,936,565
                                                                 -------------
Total                                                               9,858,606
------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (2.0%)
Tesco                                             1,304,510         7,600,183
Wm Morrison Supermarkets                          1,485,688         5,045,795
                                                                 -------------
Total                                                              12,645,978
------------------------------------------------------------------------------

INSURANCE (1.5%)
Friends Provident                                   623,077         2,235,436
Legal & General Group                             2,053,986         5,187,439
Royal & SunAlliance Insurance Group                 905,609         2,278,901
                                                                 -------------
Total                                                               9,701,776
------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.4%)
GUS                                                 125,746         2,357,181
------------------------------------------------------------------------------

METALS & MINING (0.3%)
Corus Group                                       1,333,460         2,054,672
------------------------------------------------------------------------------

MULTILINE RETAIL (0.8%)
Marks & Spencer Group                               451,312         4,818,474
------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (3.6%)
BG Group                                            838,238        11,265,243
BP                                                  917,529        11,318,616
                                                                 -------------
Total                                                              22,583,859
------------------------------------------------------------------------------


COMMON STOCKS (CONTINUED)

ISSUER                                               SHARES          VALUE(a)

UNITED KINGDOM (CONT.)
SPECIALTY RETAIL (0.2%)
Carphone Warehouse Group                            248,745        $1,522,917
------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (0.4%)
Wolseley                                            101,992         2,553,538
------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (0.5%)
BAA                                                 184,102         2,845,142
------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $470,142,840)                                             $616,635,297
------------------------------------------------------------------------------

 OTHER (--%)(c)

ISSUER                                               SHARES          VALUE(a)

SINGAPORE
City Development
  Warrants                                           55,400(b,g)     $261,122
------------------------------------------------------------------------------

SWITZERLAND
Syngenta
  Rights                                             28,043(b)         44,997
------------------------------------------------------------------------------

TOTAL OTHER
(Cost: $--)                                                          $306,119
------------------------------------------------------------------------------

 SHORT-TERM SECURITIES (3.1%)(f)
ISSUER                           EFFECTIVE         AMOUNT            VALUE(a)
                                   YIELD         PAYABLE AT
                                                  MATURITY
COMMERCIAL PAPER
Rabobank USA Financial
   05-01-06                        4.84%         $4,700,000        $4,698,104

Thames Asset Global Securitization #1
   05-08-06                        4.80          10,000,000(h)      9,986,695

Windmill Funding
   05-01-06                        4.76           5,000,000(h)      4,998,017
------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $19,685,439)                                               $19,682,816
------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $489,828,279)(i)                                          $636,624,232
==============================================================================

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14   -   RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND   -   2006 SEMIANNUAL REPORT

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c)   Foreign security values are stated in U.S. dollars.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2006, the value of these securities amounted to $5,596,393 or 0.9% of net assets.

(e) At April 30, 2006, security was partially or fully on loan. See Note 6 to the financial statements.

(f) Cash collateral received from security lending activity is invested in short-term securities and represents 3.0% of net assets. See Note 6 to the financial statements. 0.1% of net assets is the Fund's cash equivalent position.

(g) Identifies issues considered to be illiquid as to their marketability (see Note 1 to the financial statements). These securities may be valued at fair value according to methods selected in good faith by the Fund's Board of Directors. Information concerning such security holdings at April 30, 2006, is as follows:

    SECURITY                                    ACQUISITION                           COST
                                                   DATES
    -----------------------------------------------------------------------------------------
    City Development
      Warrants                                   05-04-04                       $       --
    Gedeon Richter ADR                    04-18-06 thru 04-20-06                 2,473,094

(h) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2006, the value of these securities amounted to $14,984,712 or 2.4% of net assets.

(i) At April 30, 2006, the cost of securities for federal income tax purposes was approximately $489,828,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                    $149,473,000
      Unrealized depreciation                                      (2,677,000)
      ------------------------------------------------------------------------
      Net unrealized appreciation                                $146,796,000
      ------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling
      1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.

--------------------------------------------------------------------------------
15   -   RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND   -   2006 SEMIANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
RiverSource International Opportunity Fund

APRIL 30, 2006 (UNAUDITED)

 ASSETS

Investments in securities, at value (Note 1)*
   (identified cost $489,828,279)                                                                        $ 636,624,232
Foreign currency holdings (identified cost $1,307,781) (Note 1)                                              1,360,290
Capital shares receivable                                                                                       75,672
Dividends and accrued interest receivable                                                                    2,913,502
Receivable for investment securities sold                                                                    7,742,518
------------------------------------------------------------------------------------------------------------------------
Total assets                                                                                               648,716,214
------------------------------------------------------------------------------------------------------------------------

 LIABILITIES

Disbursements in excess of cash on demand deposit                                                               95,580
Capital shares payable                                                                                          29,704
Payable for investment securities purchased                                                                  2,439,415
Unrealized depreciation on foreign currency contracts held, at value (Note 5)                                   38,142
Payable upon return of securities loaned (Note 6)                                                           18,839,100
Accrued investment management services fee                                                                      13,414
Accrued distribution fee                                                                                         5,896
Accrued service fee                                                                                                  2
Accrued transfer agency fee                                                                                      2,029
Accrued administrative services fee                                                                              1,358
Other accrued expenses                                                                                         117,925
------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                           21,582,565
------------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                                       $ 627,133,649
========================================================================================================================

 REPRESENTED BY

Capital stock -- $.01 par value (Note 1)                                                                 $     669,396
Additional paid-in capital                                                                                 843,462,457
Excess of distributions over net investment income                                                          (1,826,053)
Accumulated net realized gain (loss) (Note 8)                                                             (362,136,740)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies (Note 5)                             146,964,589
------------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                                 $ 627,133,649
========================================================================================================================
Net assets applicable to outstanding shares:                          Class A                            $ 468,621,400
                                                                      Class B                            $  94,478,988
                                                                      Class C                            $   3,325,048
                                                                      Class I                            $  60,157,982
                                                                      Class Y                            $     550,231
Net asset value per share of outstanding capital stock:               Class A shares     49,863,430      $        9.40
                                                                      Class B shares     10,305,142      $        9.17
                                                                      Class C shares        365,861      $        9.09
                                                                      Class I shares      6,347,677      $        9.48
                                                                      Class Y shares         57,499      $        9.57

------------------------------------------------------------------------------------------------------------------------
* Including securities on loan, at value (Note 6)                                                        $  17,876,997
------------------------------------------------------------------------------------------------------------------------

 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16   -   RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND   -   2006 SEMIANNUAL REPORT

STATEMENT OF OPERATIONS

RiverSource International Opportunity Fund

SIX MONTHS ENDED APRIL 30, 2006 (UNAUDITED)

 INVESTMENT INCOME

Income:
Dividends                                                                     $  6,054,458
Interest                                                                           121,629
Fee income from securities lending (Note 6)                                        117,415
   Less foreign taxes withheld                                                    (583,817)
-------------------------------------------------------------------------------------------
Total income                                                                     5,709,685
-------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                               2,297,831
Distribution fee
   Class A                                                                         535,509
   Class B                                                                         431,925
   Class C                                                                          14,876
Transfer agency fee                                                                577,906
Incremental transfer agency fee
   Class A                                                                          51,717
   Class B                                                                          18,929
   Class C                                                                             559
Service fee -- Class Y                                                                 215
Administrative services fees and expenses                                          235,611
Compensation of board members                                                        5,742
Custodian fees                                                                     110,370
Printing and postage                                                                94,130
Registration fees                                                                   25,640
Audit fees                                                                          20,000
Other                                                                                8,616
-------------------------------------------------------------------------------------------
Total expenses                                                                   4,429,576
   Earnings credits on cash balances (Note 2)                                      (15,822)
-------------------------------------------------------------------------------------------
Total net expenses                                                               4,413,754
-------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                  1,295,931
-------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) -- NET

Net realized gain (loss) on:
   Security transactions (Note 3)                                               57,246,225
   Foreign currency transactions                                                   180,659
-------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                         57,426,884
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies           68,021,451
-------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                          125,448,335
-------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations               $126,744,266
===========================================================================================
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17   -   RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND   -   2006 SEMIANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

RiverSource International Opportunity Fund

                                                                             APRIL 30, 2006     OCT. 31, 2005
                                                                            SIX MONTHS ENDED     YEAR ENDED
                                                                               (UNAUDITED)
 OPERATIONS AND DISTRIBUTIONS

Investment income (loss) -- net                                               $  1,295,931      $  3,721,682
Net realized gain (loss) on investments                                         57,426,884        57,618,192
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies           68,021,451        21,541,786
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                126,744,266        82,881,660
--------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                                                   (4,837,436)       (1,605,104)
      Class B                                                                     (321,933)             (828)
      Class C                                                                      (17,478)         (242,750)
      Class I                                                                     (964,636)         (169,979)
--------------------------------------------------------------------------------------------------------------
Total distributions                                                             (6,141,483)       (2,018,661)
--------------------------------------------------------------------------------------------------------------

 CAPITAL SHARE TRANSACTIONS (NOTE 4)

Proceeds from sales
   Class A shares (Note 2)                                                      25,361,250        97,626,381
   Class B shares                                                                7,796,962        27,681,623
   Class C shares                                                                  626,638         1,321,486
   Class I shares                                                               12,434,598        36,226,770
   Class Y shares                                                                  118,064         4,755,770
Reinvestment of distributions at net asset value
   Class A shares                                                                4,744,110         1,573,971
   Class B shares                                                                  316,796                --
   Class C shares                                                                   17,009               811
   Class I shares                                                                  964,430           242,656
   Class Y shares                                                                       --            12,363
Payments for redemptions
   Class A shares                                                              (58,391,679)      (96,437,947)
   Class B shares (Note 2)                                                     (13,338,168)      (33,026,638)
   Class C shares (Note 2)                                                        (669,248)         (713,809)
   Class I shares                                                              (15,446,047)      (13,046,455)
   Class Y shares                                                                  (29,421)      (40,647,366)
--------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions              (35,494,706)      (14,430,384)
--------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                         85,108,077        66,432,615
Net assets at beginning of period                                              542,025,572       475,592,957
--------------------------------------------------------------------------------------------------------------
Net assets at end of period                                                   $627,133,649      $542,025,572
==============================================================================================================
Undistributed (excess of distributions over) net investment income            $ (1,826,053)     $  3,019,499
--------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
18   -   RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND   -   2006 SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

RiverSource International Opportunity Fund

(Unaudited as to April 30, 2006)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource International Series, Inc. (formerly AXP International Series, Inc.) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource International Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in equity securities of foreign issuers that offer strong growth potential.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o  Class B shares may be subject to a contingent deferred sales charge
   (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At April 30, 2006, Ameriprise Financial, Inc. (Ameriprise Financial) and the affiliated funds-of-funds owned 100% of Class I shares, which represents 9.59% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
19   -   RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND   -   2006 SEMIANNUAL REPORT

VALUATION OF SECURITIES
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

ILLIQUID SECURITIES
At April 30, 2006, investments in securities included issues that are illiquid which the Fund currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities at April 30, 2006 was $2,775,975 representing 0.44% of net assets. These securities are valued at fair value according to methods selected in good faith by the Board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

OPTION TRANSACTIONS
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

--------------------------------------------------------------------------------
20   -   RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND   -   2006 SEMIANNUAL REPORT

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS
To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At April 30, 2006, foreign currency holdings consisted of multiple denominations.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

--------------------------------------------------------------------------------
21   -   RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND   -   2006 SEMIANNUAL REPORT

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

DIVIDENDS TO SHAREHOLDERS
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.80% to 0.57% annually as the Fund's assets increase. Prior to March 1, 2006, the management fee percentage of the Fund's average daily net assets declined from 0.80% to 0.675% annually as the Fund's assets increased. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper International Large-Cap Core Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $40,868 for the six months ended April 30, 2006.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

--------------------------------------------------------------------------------
22   -   RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND   -   2006 SEMIANNUAL REPORT

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for the market value changes and remains in the Fund until distributed in accordance with the Plan.

The Investment Manager has a Subadvisory Agreement with Threadneedle International Limited, an indirect wholly-owned subsidiary of Ameriprise Financial, to subadvise the assets of the Fund.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o Class A $19.50
o Class B $20.50
o Class C $20.00
o Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $265,955 for Class A, $48,022 for Class B and $239 for Class C for the six months ended April 30, 2006.

The Investment Manager and its affiliates have agreed to waive certain fees and expenses until Oct. 31, 2006, such that net expenses, before giving effect to any performance incentive adjustment will not exceed 1.55% for Class A, 2.31% for Class B, 2.31% for Class C, 1.07% for Class I and 1.38% for Class Y.

During the six months ended April 30, 2006, the Fund's custodian and transfer agency fees were reduced by $15,822 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

--------------------------------------------------------------------------------
23   -   RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND   -   2006 SEMIANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $250,541,907 and $292,764,470, respectively, for the six months ended April 30, 2006. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                       SIX MONTHS ENDED APRIL 30, 2006
                                        CLASS A       CLASS B       CLASS C       CLASS I       CLASS Y
------------------------------------------------------------------------------------------------------------
Sold                                   2,973,383       940,449       75,594      1,462,471        13,285
Issued for reinvested distributions      584,971        39,949        2,164        118,190            --
Redeemed                              (6,898,146)   (1,604,800)     (80,546)    (1,685,675)       (3,360)
------------------------------------------------------------------------------------------------------------
Net increase (decrease)               (3,339,792)     (624,402)      (2,788)      (105,014)        9,925
------------------------------------------------------------------------------------------------------------

                                                            YEAR ENDED OCT. 31, 2005
                                        CLASS A       CLASS B       CLASS C       CLASS I       CLASS Y
------------------------------------------------------------------------------------------------------------
Sold                                  13,585,078     3,966,385      190,245      5,004,663       670,682
Issued for reinvested distributions      222,312            --          118         34,033         1,737
Redeemed                             (13,328,114)   (4,629,214)    (102,608)    (1,826,068)   (5,254,573)
------------------------------------------------------------------------------------------------------------
Net increase (decrease)                  479,276      (662,829)      87,755      3,212,628    (4,582,154)
------------------------------------------------------------------------------------------------------------

5. FORWARD FOREIGN CURRENCY CONTRACTS

At April 30, 2006, the Fund has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

                                         CURRENCY TO      CURRENCY TO      UNREALIZED        UNREALIZED
EXCHANGE DATE                           BE DELIVERED      BE RECEIVED     APPRECIATION      DEPRECIATION
---------------------------------------------------------------------------------------------------------
May 2, 2006                                  675,000        1,204,065         $--             $26,797
                                       British Pound      U.S. Dollar

May 2, 2006                                  300,000          373,200          --               5,220
                              European Monetary Unit      U.S. Dollar
May 3, 2006                                  350,000          279,508          --               2,705
                                         Swiss Franc      U.S. Dollar
May 3, 2006                                  600,000          753,420          --               3,420
                              European Monetary Unit      U.S. Dollar
---------------------------------------------------------------------------------------------------------
Total                                                                         $--             $38,142
---------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
24   -   RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND   -   2006 SEMIANNUAL REPORT

6. LENDING OF PORTFOLIO SECURITIES

At April 30, 2006, securities valued at $17,876,997 were on loan to brokers. For collateral the Fund received $18,839,100 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $117.415 for the six months ended April 30, 2006. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. The Fund had no borrowings outstanding during the six months ended April 30, 2006.

8. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $419,302,462 at Oct. 31, 2005, that if not offset by capital gains will expire as follows:

             2009                    2010                   2011
         $321,807,492             $59,231,998            $38,262,972

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

9. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

--------------------------------------------------------------------------------
25   -   RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND   -   2006 SEMIANNUAL REPORT

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal or arbitration proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal or arbitration proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds.

--------------------------------------------------------------------------------
26   -   RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND   -   2006 SEMIANNUAL REPORT

10. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A
 PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Oct. 31,                                              2006(g)      2005          2004      2003       2002
Net asset value, beginning of period                                     $7.66        $6.58         $5.88     $4.97      $5.96
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                               .02          .05           .03       .03        .03
Net gains (losses) (both realized and unrealized)                         1.81         1.06           .71       .90       (.94)
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                          1.83         1.11           .74       .93       (.91)
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                      (.09)        (.03)         (.04)     (.02)      (.08)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $9.40        $7.66         $6.58     $5.88      $4.97
--------------------------------------------------------------------------------------------------------------------------------

 RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                                   $469         $408          $347      $276       $292
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                          1.47%(c)     1.52%(d)      1.54%     1.65%      1.54%
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets          .51%(c)      .75%          .45%      .59%       .39%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                   43%          93%           98%      147%       103%
--------------------------------------------------------------------------------------------------------------------------------
Total return(e)                                                          24.13%(f)    16.90%        12.54%    18.79%    (15.55%)
--------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) Adjusted to an annual basis.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class A would have been 1.53% for the year ended Oct. 31, 2005.
(e) Total return does not reflect payment of a sales charge.
(f) Not annualized.
(g) Six months ended April 30, 2006 (Unaudited).

--------------------------------------------------------------------------------
27   -   RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND   -   2006 SEMIANNUAL REPORT

CLASS B

 PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Oct. 31,                                              2006(g)      2005          2004      2003        2002
Net asset value, beginning of period                                     $7.44        $6.42         $5.75     $4.88       $5.83
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                              (.01)          --          (.02)      .02        (.02)
Net gains (losses) (both realized and unrealized)                         1.77         1.02           .69       .85        (.92)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                          1.76         1.02           .67       .87        (.94)
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                      (.03)          --            --        --        (.01)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $9.17        $7.44         $6.42     $5.75       $4.88
---------------------------------------------------------------------------------------------------------------------------------

 RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                                    $94          $81           $74       $76         $96
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                          2.24%(c)     2.29%(d)      2.31%(d)  2.43%       2.31%
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets         (.26%)(c)     .01%         (.29%)    (.16%)      (.34%)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                   43%          93%           98%      147%        103%
---------------------------------------------------------------------------------------------------------------------------------
Total return(e)                                                          23.72%(f)    15.89%        11.65%    17.83%     (16.16%)
---------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) Adjusted to an annual basis.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 2.30% and 2.32% for the years ended Oct. 31, 2005 and 2004, respectively.
(e) Total return does not reflect payment of a sales charge.
(f) Not annualized.
(g) Six months ended April 30, 2006 (Unaudited).

--------------------------------------------------------------------------------
28   -   RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND   -   2006 SEMIANNUAL REPORT

CLASS C

 PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Oct. 31,                                              2006(g)      2005          2004      2003        2002
Net asset value, beginning of period                                     $7.40        $6.38         $5.72     $4.85       $5.84
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                              (.01)          --          (.02)      .02        (.02)
Net gains (losses) (both realized and unrealized)                         1.75         1.02           .68       .85        (.92)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                          1.74         1.02           .66       .87        (.94)
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                      (.05)          --            --        --        (.05)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $9.09        $7.40         $6.38     $5.72       $4.85
---------------------------------------------------------------------------------------------------------------------------------

 RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                                     $3           $3            $2        $1          $1
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                          2.23%(c)     2.28%(d)      2.30%     2.43%       2.31%
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets         (.25%)(c)     .02%         (.26%)    (.17%)      (.35%)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                   43%          93%           98%      147%        103%
---------------------------------------------------------------------------------------------------------------------------------
Total return(e)                                                          23.57%(f)    16.03%        11.62%    17.94%     (16.27%)
---------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) Adjusted to an annual basis.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class C would have been 2.30% for the year ended Oct. 31, 2005.
(e) Total return does not reflect payment of a sales charge.
(f) Not annualized.
(g) Six months ended April 30, 2006 (Unaudited).

--------------------------------------------------------------------------------
29   -   RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND   -   2006 SEMIANNUAL REPORT

CLASS I

 PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Oct. 31,                                              2006(g)      2005        2004(b)
Net asset value, beginning of period                                     $7.75        $6.65       $6.60
-------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                               .04          .09         .04
Net gains (losses) (both realized and unrealized)                         1.83         1.07         .01
-------------------------------------------------------------------------------------------------------------------
Total from investment operations                                          1.87         1.16         .05
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                      (.14)        (.06)         --
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $9.48        $7.75       $6.65
-------------------------------------------------------------------------------------------------------------------

 RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                                    $60          $50         $22
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                           .97%(d)      .91%        .87%(d)
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets         1.06%(d)     1.36%       1.12%(d)
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                   43%          93%         98%
-------------------------------------------------------------------------------------------------------------------
Total return(e)                                                          24.39%(f)    17.58%        .76%(f)
-------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Inception date is March 4, 2004.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) Adjusted to an annual basis.
(e) Total return does not reflect payment of a sales charge.
(f) Not annualized.
(g) Six months ended April 30, 2006 (Unaudited).

--------------------------------------------------------------------------------
30   -   RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND   -   2006 SEMIANNUAL REPORT

CLASS Y

 PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Oct. 31,                                              2006(f)        2005        2004        2003         2002
Net asset value, beginning of period                                     $7.70          $6.62       $5.91       $4.99        $5.99
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                               .03            .05         .04         .03          .04
Net gains (losses) (both realized and unrealized)                         1.84           1.07         .71         .92         (.95)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                          1.87           1.12         .75         .95         (.91)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                        --           (.04)       (.04)       (.03)        (.09)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $9.57          $7.70       $6.62       $5.91        $4.99
------------------------------------------------------------------------------------------------------------------------------------

 RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                                     $1            $--         $31         $30          $69
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                          1.28%(c)       1.33%       1.36%       1.45%        1.37%
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets          .81%(c)       1.04%        .61%       1.07%         .61%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                   43%            93%         98%        147%         103%
------------------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                          24.29%(e)      16.92%      12.79%      19.14%      (15.43%)
------------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) Adjusted to an annual basis.
(d) Total return does not reflect payment of a sales charge.
(e) Not annualized.
(f) Six months ended April 30, 2006 (Unaudited).

--------------------------------------------------------------------------------
31   -   RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND   -   2006 SEMIANNUAL REPORT

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended April 30, 2006.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
32   -   RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND   -   2006 SEMIANNUAL REPORT

                                                BEGINNING         ENDING         EXPENSES
                                              ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                                              NOV. 1, 2005    APRIL 30, 2006   THE PERIOD(a)  EXPENSE RATIO
------------------------------------------------------------------------------------------------------------
 Class A
------------------------------------------------------------------------------------------------------------
   Actual(b)                                     $1,000          $1,241.30         $8.08         1.47%
------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)      $1,000          $1,017.31         $7.27         1.47%
------------------------------------------------------------------------------------------------------------
 Class B
------------------------------------------------------------------------------------------------------------
   Actual(b)                                     $1,000          $1,237.20        $12.29         2.24%
------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)      $1,000          $1,013.54        $11.06         2.24%
------------------------------------------------------------------------------------------------------------
 Class C
------------------------------------------------------------------------------------------------------------
   Actual(b)                                     $1,000          $1,235.70        $12.22         2.23%
------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)      $1,000          $1,013.58        $11.01         2.23%
------------------------------------------------------------------------------------------------------------
 Class I
------------------------------------------------------------------------------------------------------------
   Actual(b)                                     $1,000          $1,243.90         $5.34          .97%
------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)      $1,000          $1,019.76         $4.80          .97%
------------------------------------------------------------------------------------------------------------
 Class Y
------------------------------------------------------------------------------------------------------------
   Actual(b)                                     $1,000          $1,242.90         $7.04         1.28%
------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)      $1,000          $1,018.24         $6.33         1.28%
------------------------------------------------------------------------------------------------------------

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended April 30, 2006:
    +24.13% for Class A, +23.72% for Class B, +23.57% for Class C, +24.39%
    for Class I and +24.29% for Class Y.

--------------------------------------------------------------------------------
33   -   RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND   -   2006 SEMIANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

During the period covered by this report, RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), served as the investment manager to RiverSource funds under an Investment Management Services Agreement ("IMS Agreement").

The Board of Directors/Trustees (the "Board") annually determines whether to continue the IMS Agreement and subadvisory agreements, as applicable, by evaluating the quality and level of services received and the costs associated with those services. The Board did not make the specific determination this year as each fund's IMS Agreement was approved by the vote of a majority of the outstanding voting securities of the funds at a shareholder meeting held on Feb. 15, 2006. Also at this meeting, the subadvisory agreement between Threadneedle International Limited and the investment manger, on behalf of the Fund, was approved by the vote of a majority of the outstanding voting securities for the Fund.

PROXY VOTING
The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting www.riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by visiting www.riversource.com/funds; or searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------
34   -   RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND   -   2006 SEMIANNUAL REPORT

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

ELECTION OF BOARD MEMBERS

                                             AFFIRMATIVE              WITHHOLD

    Kathleen Blatz                          413,375,575.50          12,999,497.32

    Arne H. Carlson                         412,277,789.82          14,097,283.00

    Patricia M. Flynn                       413,653,007.53          12,722,065.29

    Anne P. Jones                           412,725,175.72          13,649,897.10

    Jeffrey Laikind                         413,022,820.11          13,352,252.71

    Stephen R. Lewis, Jr.                   413,596,643.77          12,778,429.05

    Catherine James Paglia                  413,554,749.93          12,820,322.89

    Vikki L. Pryor                          413,869,039.45          12,506,033.37

    Alan K. Simpson                         411,571,244.93          14,803,827.89

    Alison Taunton-Rigby                    413,562,164.47          12,812,908.35

    William F. Truscott                     413,203,838.95          13,171,233.87

AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

             AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
           402,572,500.70      15,233,632.84      8,452,966.13        115,973.15

APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

             AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
           406,476,638.54      10,942,736.94      8,839,724.19        115,973.15


--------------------------------------------------------------------------------
35   -   RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND   -   2006 SEMIANNUAL REPORT

APPROVE A SUBADVISORY AGREEMENT BETWEEN RIVERSOURCE INVESTMENTS AND THREADNEEDLE INTERNATIONAL LIMITED

             AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
           407,429,989.91      9,962,863.65       8,866,246.11        115,973.15

APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

DIVERSIFICATION

             AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
           406,589,945.80      11,238,036.55      8,431,117.32        115,973.15

TEN PERCENT LIMITATION IN SINGLE ISSUER

             AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
           403,864,179.25      13,167,978.25      9,226,942.17        115,973.15

LENDING

             AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
           402,522,668.77      14,633,096.95      9,103,333.95        115,973.15

BORROWING

             AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
           403,161,673.05      14,250,271.05      8,847,155.57        115,973.15


--------------------------------------------------------------------------------
36   -   RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND   -   2006 SEMIANNUAL REPORT

RIVERSOURCE(SM) INTERNATIONAL OPPORTUNITY FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

riversource.com/funds



[RiverSource Investments Logo]
This report must be accompanied or preceded by the Fund's current prospectus. RiverSource Funds are managed by RiverSource Investments, LLC and distributed by Ameriprise Financial Services, Inc., Member NASD.
Both companies are part of Ameriprise Financial, Inc.

                                                               S-6340 X (6/06)

Item 2.    Code of Ethics. Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert. Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services. Not applicable for semi-annual reports.

Item 5.    Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10.   Submission of matters to a vote of security holders. Not applicable.

Item 11.   Controls and Procedures.

           (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

           (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.   Exhibits.

           (a)(1) Not applicable for semi-annual reports.

           (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
           Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

           (a)(3) Not applicable.

           (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)         RIVERSOURCE INTERNATIONAL SERIES, INC.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          June 28, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          June 28, 2006




By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          June 28, 2006